                               FIFTH AMENDMENT TO
                       THE ALDEN PRESS PROFIT-SHARING PLAN
                         (AS RESTATED DECEMBER 31, 1984)

                               FIFTH AMENDMENT TO
                       THE ALDEN PRESS PROFIT-SHARING PLAN
                         (AS RESTATED DECEMBER 31, 1984)

                                TABLE OF CONTENTS

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        Preamble ...............................................................................................,.1


                                    ARTICLE I

         DEFINITIONS .............................................................................................2
         Section 1.1 - General....................................................................................2
         Section 1.2 - Accounts...................................................................................2
         Section 1.3 - Active Participant.........................................................................2
         Section 1.4 - Administrator..............................................................................2
         Section 1.5 - Annual Addition............................................................................2
         Section 1.6 - Bargaining Unit............................................................................3
         Section 1.7 - Beneficiary................................................................................3
         Section 1.8 - Board......................................................................................4
         Section 1.9 - Break in Service Year......................................................................4
         Section 1.10 - Code......................................................................................4
         Section 1.11 - Company; Company Affiliate................................................................4
         Section 1.12 - Compensation..............................................................................4
         Section 1.13 - Contribution Percentage...................................................................5
         Section 1.14 - Direct Rollover...........................................................................5
         Section 1.15 - Disability Retirement.....................................................................5
         Section 1.16 - Disability Retirement Date................................................................6
         Section 1.17 - Distributee...............................................................................6
         Section 1.18 - Division..................................................................................6
         Section 1.19 - Election Period...........................................................................6
         Section 1.20 - Eligible Employee.........................................................................7
         Section 1.21 - Eligible Retirement Plan..................................................................7
         Section 1.22 - Eligible Rollover Distribution............................................................7
         Section 1.23 - Employee..................................................................................8
         Section 1.24 - ERISA.....................................................................................8
         Section 1.25 - Highly Compensated Employee...............................................................8
         Section 1.26 - Hour of Service..........................................................................10
         Section 1.27 - Investment Fund..........................................................................12
         Section 1.28 - Joint and Survivor Annuity...............................................................12
         Section 1.29 - Leveling Method..........................................................................12
         Section 1.30 - Military Leave...........................................................................13
         Section 1.31 - Normal Retirement........................................................................13
         Section 1.32 - Normal Retirement Date...................................................................13
         Section 1.33 - Participant..............................................................................13
         Section 1.34 - Personal Contributions Account...........................................................13
         Section 1.35 - Plan.....................................................................................14
         Section 1.36 - Plan Representative......................................................................14
         Section 1.37 - Plan Year................................................................................14
         Section 1.38 - Profit-Sharing Account...................................................................14
         Section 1.39 - Qualified Account........................................................................14
         Section 1.40 - Rules of the Plan........................................................................14
         Section 1.41 - Separation from the Service..............................................................14
         Section 1.42 - Spousal Consent..........................................................................15
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         Section 1.43 - Spouse; Surviving Spouse.................................................................15
         Section 1.44 - Statutory Compensation...................................................................15
         Section 1.45 - Trust....................................................................................16
         Section 1.46 - Trust Agreement..........................................................................16
         Section 1.47 - Trust Fund...............................................................................16
         Section 1.48 - Trustee..................................................................................16
         Section 1.49 - Vested...................................................................................17
         Section 1.50 - Year of Vesting Service..................................................................17

                                   ARTICLE II

         ELIGIBILITY.............................................................................................17
         Section 2.1 - Requirements for Participation............................................................17
         Section 2.2 - Notice of Participation...................................................................18
         Section 2.3 - Enrollment Form...........................................................................18
         Section 2.4 - Inactive Status...........................................................................18

                                   ARTICLE III

         CONTRIBUTIONS OF PARTICIPANTS...........................................................................19
         Section 3.1 - Voluntary Personal Contributions..........................................................19
         Section 3.2 - Change, Commencement, Discontinuance or
                       Resumption of Personal Contributions......................................................19
         Section 3.3 - Withholding of Personal Contributions.....................................................19
         Section 3.4 - Personal Contributions Account............................................................19
         Section 3.5 - Deposit in Trust..........................................................................19
         Section 3.6 - Contribution Percentage Fail-Safe Provisions..............................................20
         Section 3.7 - Withdrawals Permitted.....................................................................21
         Section 3.8 - Withdrawals Prohibited....................................................................21

                                   ARTICLE IV

         CONTRIBUTIONS OF THE COMPANY............................................................................21
         Section 4.1 - Determination of Annual Contribution......................................................21
         Section 4.2 - Maximum Annual Contribution...............................................................21
         Section 4.3 - Contribution Date.........................................................................21

                                    ARTICLE V

         PARTICIPATION IN COMPANY CONTRIBUTIONS AND FORFEITURES..................................................22
         Section 5.1 - Profit-Sharing Account; Qualified Account.................................................22
         Section 5.2 - Allocation of Company Contributions.......................................................22
         Section 5.3 - Allocation of Forfeitures.................................................................22

                                   ARTICLE VI

         INVESTMENT OF ACCOUNTS..................................................................................23
         Section 6.1 - Investment Options........................................................................23
         Section 6.2 - Description of Investment Funds...........................................................23
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         Section 6.3 - Effect of Non-Election....................................................................23

                                  ARTICLE VIII

         VALUATION OF THE TRUST FUND AND ACCOUNTS................................................................24
         Section 7.1 - Determination of Values...................................................................24
         Section 7.2 - Allocation of Values......................................................................24
         Section 7.3 - Applicability of Account Values...........................................................24

                                  ARTICLE VIII

         VESTING OF INTERESTS....................................................................................25
         Section 8.1 - Vesting of Accounts.......................................................................25
         Section 8.2 - Additional Vesting of Accounts............................................................25

                                   ARTICLE IX

         EMPLOYMENT AFTER NORMAL RETIREMENT DATE.................................................................25
         Section 9.1 - Continuation of Employment................................................................25
         Section 9.2 - Continuation of Participation.............................................................26
         Section 9.3 - Mandatory In-Service Distributions........................................................26

                                    ARTICLE X

         BENEFITS UPON RETIREMENT................................................................................26
         Section 10.1 - Normal or Disability Retirement..........................................................26
         Section 10.2 - Rights Upon Normal or Disability Retirement..............................................26
         Section 10.3 - Distribution of Accounts.................................................................26
         Section 10.4 - Determination of Value of Accounts.......................................................29

                                   ARTICLE XI

         BENEFITS UPON DEATH.....................................................................................30
         Section 11.1 - Designation of Beneficiary...............................................................30
         Section 11.2 - Distribution on Death....................................................................30
         Section 11.3 - Determination of Value of Accounts.......................................................32
         Section 11.4 - Spouse's Election of Other Payment Methods...............................................32
         Section 11.5 - Payments to Beneficiaries................................................................32
         Section 11.6 - Explanation of Qualified Preretirement
                        Survivor Annuity.........................................................................33

                                   ARTICLE XII

         BENEFITS UPON RESIGNATION OR DISCHARGE..................................................................34
         Section 12.1 - Distributions on Resignation or Discharge................................................34
         Section 12.2 - Determination of Value of Accounts.......................................................35
         Section 12.3 - Forfeitures..............................................................................36
         Section 12.4 - Restoration of Forfeitures...............................................................36
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                                  ARTICLE XIII

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         TOP-HEAVY PROVISIONS....................................................................................37
         Section 13.1 - Top-Heavy Determination..................................................................37
         Section 13.2 - Minimum Benefits.........................................................................40
         Section 13.3 - Vesting .................................................................................40
         Section 13.4 - Limitation on Benefits...................................................................41

                                   ARTICLE XIV

         ADMINISTRATIVE PROVISIONS...............................................................................42
         Section 14.1 - Duties and Powers of the Administrator...................................................42
         Section 14.2 - Expenses of Administration...............................................................42
         Section 14.3 - Payments.................................................................................43
         Section 14.4 - Statement to Participants................................................................43
         Section 14.5 - Inspection of Records....................................................................43
         Section 14.6 - Claims Procedure.........................................................................44
         Section 14.7 - Conflicting Claims.......................................................................45
         Section 14.8 -Effect of Delay or Failure to Ascertain
                       Amount Distributable or to Locate
                       Distributee...............................................................................45
         Section 14.9 - Service of Process.......................................................................46
         Section 14.10 - Limitations Upon Powers of the Administrator............................................46
         Section 14.11 - Effect of Administrator Action..........................................................46
         Section 14.12 - Direct Rollovers........................................................................46
         Section 14.13 - Assignments, etc., Prohibited;
                         Distributions Pursuant to Qualified
                         Domestic Relations Orders...............................................................46

                                   ARTICLE XV

         TERMINATION, DISCONTINUANCE, AMENDMENT, MERGER, ADOPTION OF PLAN........................................47
         Section 15.1 - Termination of Plan; Discontinuance of
                        Contributions............................................................................47
         Section 15.2 - Amendment of Plan........................................................................48
         Section 15.3 - Retroactive Effect of Plan Amendment.....................................................48
         Section 15.4 - Consolidation or Merger; Adoption of Plan by Other Companies.............................48

                                   ARTICLE XVI

         MISCELLANEOUS PROVISIONS................................................................................49
         Section 16.1 - Purchase of Annuities....................................................................49
         Section 16.2 - Identification of Fiduciaries............................................................49
         Section 16.3 - Allocation of Fiduciary Responsibilities.................................................50
         Section 16.4 - Limitation on Rights of Employees........................................................50
         Section 16.5 - Limitation on Annual Additions; Treatment of Otherwise Excessive Allocations.............51
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         Section 16.6 - Governing Law............................................................................52
         Section 16.7 - Genders and Plurals......................................................................52
         Section 16.8 - Titles...................................................................................52
         Section 16.9 - References...............................................................................53
         Section 16.10 - Use of Trust Funds......................................................................53
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


                               FIFTH AMENDMENT TO
                       THE ALDEN PRESS PROFIT-SHARING PLAN
                         (AS RESTATED DECEMBER 31, 1984)

                  The Alden Printing Company (formerly named Alden Press, Inc.), a corporation organized under the laws of the State of Delaware and a wholly-owned subsidiary of The Alden Press Company), by resolution of its Board of Directors adopted on June 30, 1964, adopted the Alden Press, Inc. Employees' Profit Sharing Plan (the "Plan") for the exclusive benefit of its eligible employees, effective as of June 30, 1964. The Plan has been restated on July 1, 1974, December 31, 1976, and December 31, 1984, and further amended effective January 1, 1985, January 1, 1987, January 1, 1989, and May 17, 1989.

                  World Color Press, Inc., a corporation organized under the laws of the State of Delaware (the "Company"), acquired substantially all the stock of The Alden Press Company and merged The Alden Press Company with and into The Alden Printing Company on May 7, 1993, on February 15, 1994 merged The Alden Printing Company with and into the Company, and on December ___, 1994 adopted this Fifth Amendment to the Alden Press Profit-Sharing Plan (as Restated December 31, 1984) which also renames the Plan as the "Alden Press Profit-Sharing Plan" for the exclusive benefit of eligible employees in the Alden Press Division of the Company, effective as of January 1, 1987, except as otherwise provided in Exhibt 1 hereto. This amendment to the Plan constitutes a complete amendment, restatement and continuation of the Plan.

                  The purposes of the Plan are:

                           (1) To permit Participants to share in the Company's success.

                           (2) To stimulate and maintain among Participants a sense of responsibility, cooperative effort and a sincere interest in the progress and success of the Company.

                           (3) To increase the efficiency of Participants and to encourage them to remain with the Company until retirement from active service.

                           (4) To provide security for Participants by establishing a plan under which each Participant's share of Company contributions, his personal contributions and the earnings thereon will be invested and accumulated to create a fund to benefit him in the event of his disability or other termination of employment.

                  The Plan is a profit-sharing plan which is intended to comply with the provisions of Sections 401, 402(a) and other applicable provisions of the Internal Revenue Code, similar provisions of applicable state law, the Employee Retirement

Income Security Act of 1974, as amended and Section 7(e)(4) of the Fair Labor Standards Act of 1938, as amended.

                                    ARTICLE I

                                   DEFINITIONS

SECTION 1.1 - GENERAL

                  Whenever any of the following terms is used in the Plan with the first letter or letters capitalized, it shall have the meaning specified below unless the context clearly indicates to the contrary.

SECTION 1.2 - ACCOUNTS

                  "Accounts" of a Participant or former Participant shall mean his Profit-Sharing Account, his Qualified Account and his Personal Contributions Account, if any, in the Trust Fund established in accordance with Sections 5.1(a), 5.1(b) and 3.4, respectively.

SECTION 1.3 - ACTIVE PARTICIPANT

                  "Active Participant" shall mean a Participant who is an Employee and is not in a Bargaining Unit.

SECTION 1.4 - ADMINISTRATOR

                  "Administrator" shall mean World Color Press, Inc., acting through its chief executive officer or his delegate.

SECTION 1.5 - ANNUAL ADDITION

                  "Annual Addition" of a Participant for the Plan Year in question shall mean the sum of

                           (a) Company contributions and forfeitures allocated to his Profit-Sharing Account and his Qualified Account for that Plan Year,

                           (b) Company contributions and forfeitures allocated to his accounts under all other qualified defined contribution plans, if any, of the Company and any Company Affiliate for that Plan Year,

                           (c) his personal contributions under the Plan (excluding any excess amounts distributed to him pursuant to Section 16.5(b)) and all other qualified defined contribution plans, if any, of the Company and any Company Affiliate for that Plan Year, and

                           (d) Except for purposes of Section 16.5(a)(i), the sum of

                                    (i) Company contributions allocated after
                  March 31, 1984 to an individual medical account as defined in Code Section 415(l)(1), if any, which is maintained under a qualified pension or annuity plan, and

                                    (ii) Company contributions paid or accrued
                  for Plan Years ending after December 31, 1985, if any, and allocated to the separate account of a Key Employee (as defined in Section 13.1(b)(iv)) for the purpose of providing post-retirement medical benefits, whether or not such allocations or contributions have been distributed pursuant to Sections 3.6, 3.7 or 9.3.

                  If, in a particular Plan Year, the Company contributes an amount to a Participant's Accounts because of an erroneous forfeiture in a prior Plan Year, or because of an erroneous failure to allocate amounts in a prior Plan Year, the contribution shall not be considered an Annual Addition with respect to the Participant for that particular Plan Year, but shall be considered an Annual Addition for the Plan Year to which it relates. If the amount so contributed in the particular Plan Year takes into account actual investment gains attributable to the period subsequent to the Plan Year to which the contribution relates, the portion of the total contribution which consists of such gains shall not be considered as an Annual Addition for any Plan Year.

SECTION 1.6 - BARGAINING UNIT

                  "Bargaining Unit" shall mean a bargaining unit covered by a collective bargaining agreement with the Company

                           (a) if retirement benefits were the subject of good faith bargaining with respect to such agreement, and

                           (b) if such agreement does not provide for the coverage under the Plan of Employees in such unit.

SECTION 1.7 - BENEFICIARY

                  "Beneficiary" shall mean a person or trust properly designated by a Participant or a former Participant or a Surviving Spouse of any such Participant to receive benefits, or such Participant's Spouse or heirs at law, as provided in Article XI.

SECTION 1.8 - BOARD

                  "Board" shall mean the Board of Directors of World Color Press, Inc.

SECTION 1.9 - BREAK IN SERVICE YEAR

                  "Break in Service Year" of an Employee or former Employee shall mean any Plan Year beginning on or after the date of his first Hour of Service during which he did not have more than five hundred Hours of Service.

SECTION 1.10 - CODE

                  "Code" shall mean the Internal Revenue Code of 1986, as amended.

SECTION 1.11 - COMPANY; COMPANY AFFILIATE

                  (a) "Company" shall mean World Color Press, Inc., any other company which subsequently adopts the Plan as a whole or as to any one or more divisions, in accordance with Section 15.4(c), and any successor company which continues the Plan under Section 15.4(a).

                  (b) "Company Affiliate" shall mean any employer which, at the time of reference, was, with the Company, a member of a controlled group of corporations or trades or businesses under common control, or a member of an affiliated service group, as determined under regulations issued by the Secretary of the Treasury or his delegate under Code Sections 414(b), (c), (m) and 415(h) and any other entity required to be aggregated with the Company pursuant to regulations issued under Code Section 414(o).

SECTION 1.12 - COMPENSATION

                  (a) "Compensation" of a Participant for any Plan Year shall mean his Statutory Compensation for such Plan Year excluding all reimbursements or other expense allowances, fringe benefits (cash and noncash), moving expenses, deferred compensation, and welfare benefits (including severance benefits) (even if includable in gross income), but in no event greater than $150,000 (adjusted for increases in the cost of living described in Code Section 401(a)(17) and, if the Plan Year is less than twelve months, such limit shall be reduced to an amount equal to such limit multiplied by a fraction, the numerator representing the number of months in the Plan Year and the denominator of which is twelve).

                  (b) With respect to applicable family members of Participants described in Section 1.25(c)(ii), the provisions of Code Section 414(q)(6), as modified by Code Section 401(a)(17) shall apply.

                  (c) The Administrator may elect for any Plan Year and solely for the purposes of Section 1.13 to include in

Compensation of Participants that part thereof deferred under Code Section 401(k) plans and cafeteria plans.

SECTION 1.13 - CONTRIBUTION PERCENTAGE

                  (a) "Contribution Percentage" for a Plan Year shall mean, with respect to eligible Participants who are Highly Compensated Employees as a group and to eligible Participants who are not Highly Compensated Employees as a group, the average of the decimal numbers obtained, as to each such Participant, by dividing

                           (i) his allocations described in subsection (b), by

                           (ii) his Compensation for that portion of the Plan Year during which he was eligible to contribute to his Personal Contributions Account.

                  (b) The allocations described in this subsection are

                           (i) allocations to his Personal Contributions Account, excluding any excess amounts distributed to him pursuant to
         Section 16.5(b),

                           (ii) allocations to his Qualified Account to the extent the Administrator elects to take such allocations into account under Section 3.6.

                  (c) For purposes of this Section, all plans required to be taken into account under Code Section 401(m)(2)(B) shall be treated as a single plan.

                  (d) The Administrator may elect to limit Compensation of a Participant taken into account for purposes of subsection (a)(ii) to amounts received by him for that entire Plan Year; provided, however, that such determination shall be applied uniformly to all Participants for the year in question.

SECTION 1.14 - DIRECT ROLLOVER

                  "Direct Rollover" shall mean a payment by the Plan to an Eligible Retirement Plan designated by a Distributee.

SECTION 1.15 - DISABILITY RETIREMENT

                  "Disability Retirement" of a Participant shall mean his Separation from the Service authorized by the Administrator upon its finding, based on competent medical evidence, that the Participant, as a result of mental or physical disease or condition, will be permanently unable to discharge his assigned duties.

SECTION 1.16 - DISABILITY RETIREMENT DATE

                  "Disability Retirement Date" of a Participant shall mean the date (prior to his Normal Retirement Date) fixed by the Administrator for his Disability Retirement.

SECTION 1.17 - DISTRIBUTEE

                  "Distributee" shall mean a Participant or former Participant, Surviving Spouse of a Participant or former Participant, or a Spouse or former Spouse of a Participant or former Participant who is an alternate payee under a "qualified domestic relations order," as defined in Code Section 414(p).

SECTION 1.18 - DIVISION

                  "Division" shall mean the Alden Press Division of World Color Press, Inc.

SECTION 1.19 - ELECTION PERIOD

                  "Election Period" means:

                           (a) In the case of an election under Section 10.3(d) to waive the Joint and Survivor Annuity, the period beginning 90 days before the Participant's Normal Retirement Date and ending on the later of

                                    (i) the Participant's Normal Retirement Date

         or

                                    (ii) the sixtieth day after the mailing or
                           personal delivery to him of information he has requested under Section 10.3(b)(ii).

                           (b) In the case of an election under Section 12.1(d) to waive the Joint and Survivor Annuity, the period beginning on the date of his Separation from the Service and ending on the latest of

                                    (i) the date 90 days thereafter,

                                    (ii) the date 90 days before payments in the
                           form of a joint and survivor annuity commence, or

                                    (iii) the sixtieth day after the mailing or
                           personal delivery to him of information he has requested under Section 12.1(b)(ii).

                           (c) In the case of an election under

         Section 11.2(b)(ii) to waive the Survivor Annuity,

                                    (i) by a former Participant who has had a
                           Separation from the Service, the period which begins on the date of his Separation from the Service and ends on the date of his death, or

                                    (ii) otherwise, the period which begins on
                           the first day of the Plan Year in which the Participant attains age thirty-five and ends on the date of his death.

SECTION 1.20 - ELIGIBLE EMPLOYEE

                  "Eligible Employee" shall mean an Employee who renders service in the Division's administrative, clerical or sales departments and who is not eligible to participate in any other qualified plan of the Company.

SECTION 1.21 - ELIGIBLE RETIREMENT PLAN

                  "Eligible Retirement Plan" shall mean an individual retirement account (described in Code Section 408(a)), an individual retirement annuity (described in Code Section 408(b)), an annuity plan (described in Code Section 403(a)), or a qualified trust (described in Code Section 401(a)), that will accept a Distributee's Eligible Rollover Distribution; provided, however, that in the case of an Eligible Rollover Distribution to a Distributee who is a Surviving Spouse of a Participant or former Participant, an "Eligible Retirement Plan" shall mean only an individual retirement account or an individual retirement annuity.

SECTION 1.22 - ELIGIBLE ROLLOVER DISTRIBUTION

                  (a) Except as provided in subsection (b), "Eligible Rollover Distribution" shall mean any distribution of all or any portion of a Participant's or former Participant's Accounts to a Distributee.

                  (b) "Eligible Rollover Distribution" shall not mean any distribution

                           (i) that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's Beneficiary,

                           (ii) that is paid for a specified period of ten years or more,

                           (iii) that is part of a series of
         distributions during a calendar year to the extent that such distributions are expected to total less than $200 or a total lump sum distribution which is equal to less than $200, as described in Temp. Reg. Section 1.401(a)(31)-1T A-11,

                           (iv) to the extent such distribution is required under Code Section 401(a)(9), or

                           (v) to the extent such distribution is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

SECTION 1.23 - EMPLOYEE

                  "Employee" shall mean any person who renders services to the Company in the status of an employee as the term is defined in Code Section 3121(d). Except as provided in subsection 1.25(d) and Section 1.26, "Employee" shall not include leased employees treated as Employees of the Company or a Company Affiliate pursuant to Code Sections 414(n) and 414(o).

SECTION 1.24 - ERISA

                  "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

SECTION 1.25 - HIGHLY COMPENSATED EMPLOYEE

             (a) For any current Plan Year, a "Highly Compensated Employee," shall mean any Employee who

                           (i) was a five percent owner of the Company or a Company Affiliate (within the meaning of Code Section 414(q)(3)),

                           (ii) had Statutory Compensation in excess of $75,000 (adjusted as described in Temp. Reg. ' 1.414(q)-1T A-3(c)),

                           (iii) had Statutory Compensation in excess of $50,000 (adjusted as described in Temp. Reg. ' 1.414(q)-1T A-3(c)) and was in the group consisting of the top twenty percent of Employees (excluding for such purpose such Employees described in Code Section 414(q)(8) and Temp. Reg. ' 1.414(q)-1T A-9(b) as are excluded under the Rules of the
         Plan) when ranked by Statutory Compensation for the Plan Year in question, or

                           (iv) was an officer (within the meaning of Code Sections 414(q)(1)(D) and 414(q)(5)) of the Company or a Company Affiliate (not more than fifty Employees or, if lesser, the greater of three

         Employees or ten percent of the Employees shall be treated as officers) and a  had Statutory Compensation in excess of
                  $45,000 (adjusted as described in Code Section 414(q)(1)(D)), or

                                    b  had the greatest Statutory Compensation
                  of any officer

and any former Employee, who during the Plan Year in which he Separated from the Service, or during any Plan Year ending on or after his fifty-fifth birthday, was described in subsection (a).

                  (b) For purposes of subsection (a), the Administrator has made the "calendar year calculation election" pursuant to Temp. Reg. ' 1.414(q)-1T Q&A-14(b).

                  (c) (i) For purposes of Section 1.13 and to the extent required by Code Section 401(m) and regulations issued thereunder, which are incorporated herein by this reference, any Employee who is, during the previous or current Plan Year, a Spouse, or lineal ascendant or descendant (or Spouse thereof or other family member as described in Temp. Reg. Section 1.414(q)-1T A-12) of any person described in paragraph (ii), shall not be treated as a separate Employee and any contributions made to his Personal Contributions Account under Article III shall be treated as if paid to the person described in paragraph (ii).

                 (ii) A person is described in this paragraph in a Plan Year if he is a  an Employee or former Employee who is or
                  was a five percent owner of the Company or a Company Affiliate (within the meaning of Code Section 414(q)(3)),

                  or

                                    b  one of the ten Employees with the
                  greatest Statutory Compensation for such Plan Year. (The determination of which Employees are among the ten with the greatest Statutory Compensation shall be made prior to the application of this subsection (c)).

                     (iii) The corrections under Section 3.6(b)(iv) of the contributions of a Highly Compensated Employee described in this subsection is accomplished according to the Leveling Method and such excess amounts shall be allocated among the family members described herein in proportion to such contributions of each such family member that are combined under paragraph (i).

                  (d) For purposes of this Section, "Statutory Compensation" shall include Compensation deferral amounts and other amounts required to be taken into account pursuant to Code Section 414(q)(7)(B), and "Employee" shall include leased Employees treated as Employees of the Company pursuant to Code
Section 414(n) or 414(o) and shall include Employees of a Company Affiliate, but shall not include Employees on a leave of absence throughout the Plan Year, or Employees who receive Statutory Compensation for the Plan Year in an amount less than 50% of such Employee's average annual compensation for the three consecutive calendar years preceding the Plan Year during which such Employee received the greatest amount of Statutory Compensation.

SECTION 1.26 - HOUR OF SERVICE

                  (a) "Hour of Service" of an Employee (including a leased employee pursuant to Code Sections 414(n) and (o)) shall mean the following:

                      (i) Each hour for which he is paid or entitled to payment by the Company or a Company Affiliate for the performance of services.

                      (ii) Each hour in or attributable to a period of time during which he performs no duties (irrespective of whether he has had a Separation from the Service) due to a vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or a leave of absence for which he is so paid or so entitled to payment by the Company or a Company Affiliate, whether direct or indirect; provided, however, that a  no more than five hundred and one Hours
                  of Service shall be credited under this paragraph to an Employee on account of any such period; and

                                    b  no such hours shall be credited to an
                  Employee if attributable to payments made or due under a plan maintained solely for the purpose of complying with applicable workers' compensation, unemployment compensation or disability insurance laws or to a payment which solely reimburses the Employee for medical or medically related expenses incurred by him.

                     (iii) Each hour for which he is entitled to back pay, irrespective of mitigation of damages, whether awarded or agreed to by the Company or a

         Company Affiliate.

                  (b) (i) Solely for the purposes of Section 1.9, an Hour of Service shall also include each hour in or attributable to a Plan Year during which the Employee performs no duties for the Company or a Company Affiliate (irrespective of whether he has had a Separation from the Service) due to an absence from work a  by reason of pregnancy of the Employee,

                                    b  by reason of the birth of a child of the
                  Employee,

                                    c  by reason of the placement of a child
                  with the Employee in connection with the adoption of such child by the Employee, or

                                    d  for purposes of caring for such child for
                  a period beginning immediately following such birth or placement,

         subject, however, to the provisions of paragraphs (ii), (iii) and (iv), below.

                      (ii) The hours described in paragraph (i) are

                                    a  the Hours of Service which otherwise
                  would normally have been credited to the Employee but for such absence or

                                    b  in any case in which the Plan is unable
                  to determine such hours, eight Hours of Service per day of such absence,

         provided, however, that the total number of hours treated as Hours of Service under paragraph (i) by reason of any such pregnancy or placement shall not exceed five hundred and one.

                     (iii) The hours described in paragraph (ii) shall be treated as Hours of Service under paragraph (i)

                                    a  only in the Plan Year in which the
                  absence from work for such reason or purpose begins if the Employee would be prevented from incurring a Break in Service Year in such Plan Year solely because of the provisions of paragraphs (i) and (ii), or

                                    b  in any other case, in the
                  immediately following Plan Year.

                      (iv) No credit for hours referred to in paragraphs (i),
         (ii) and (iii) shall be given unless the Employee furnishes to the Administrator such timely information as the Administrator may reasonably require to establish

                                    A that the absence from work is for a reason
                  or purpose referred to in paragraph (i), and

                                    B the number of days for which there was
                  such an absence.

                  (c) Hours of Service under subsections (a)(ii) and (a)(iii) shall be calculated in accordance with 29 C.F.R. ' 2530.200b-2(b). Each Hour of Service shall be attributed to the Plan Year or initial eligibility year in which it occurs except to the extent that the Company, in accordance with 29 C.F.R. ' 2530.200b-2(c), credits such Hour to another computation period under a reasonable method consistently applied.

                  (d) The Hours of Service of an Employee occurring prior to January 1, 1976 shall be determined by the Administrator from reasonably accessible records by means of appropriate calculations and approximations or, if such records are insufficient to make an appropriate determination, by reasonable estimation.

SECTION 1.27 - INVESTMENT FUND

                  "Investment Fund" shall mean one of the investment funds of the Trust Fund which is authorized by the Administrator at the time of reference.

SECTION 1.28 - JOINT AND SURVIVOR ANNUITY

                  "Joint and Survivor Annuity" shall mean an annuity for the life of the Participant with a survivor annuity for the life of his Surviving Spouse for fifty percent of the amount of the annuity which is payable during the joint lives of the Participant and his Spouse, and which is the actuarial equivalent of an annuity for the life of the Participant.

SECTION 1.29 - LEVELING METHOD

                  "Leveling Method" shall mean the method of determining the excess amounts under Section 3.6(a) under which the actual contribution ratio of the Highly Compensated Employee with the highest actual contribution ratio shall be reduced to the extent required to enable the Plan to satisfy Section 3.6(a) or to cause such Highly Compensated Employee's actual contribution ratio to equal the ratio of the Highly Compensated Employee with the next highest actual contribution ratio. This process shall be repeated until Section 3.6(a) is satisfied.

SECTION 1.30 - MILITARY LEAVE

                  Any Employee who leaves the Company or a Company Affiliate directly to perform service in the Armed Forces of the United States or in the United States Public Health Service under conditions entitling him to reemployment rights, as provided in the laws of the United States, shall, solely for purposes of the Plan and irrespective of whether he is compensated by the Company or a Company Affiliate during such period of service, be on Military Leave. An Employee's Military Leave shall expire if such Employee voluntarily resigns from the Company or such Company Affiliate during such period of service or if he fails to make application for reemployment within the period specified by such laws for the preservation of his reemployment rights.

SECTION 1.31 - NORMAL RETIREMENT

                  "Normal Retirement" of a Participant shall mean his Separation from the Service upon his Normal Retirement Date, or after such date (except by death) as permitted under Article IX.

SECTION 1.32 - NORMAL RETIREMENT DATE

                  "Normal Retirement Date" of a Participant shall mean the later of

                           (a) the date of his sixty-fifth birthday, or

                           (b) the fifth anniversary of the date he commences participation in the Plan,

or after such date as elected by the Participant but subject to Sections 9.3 and 10.3(e).

SECTION 1.33 - PARTICIPANT

                  "Participant" shall mean any person included in the Plan as provided in Article II.

SECTION 1.34 - PERSONAL CONTRIBUTIONS ACCOUNT

                  "Personal Contributions Account" of a Participant shall mean his individual account established in accordance with Section 3.4, consisting of two sub-accounts, the "Pre-1987 Personal Contributions Sub-Account" (consisting of allocations to his Personal Contributions Account made prior to January 1, 1987 including transfers thereto attributable to after-tax personal contributions made prior to January 1, 1987 together with earnings thereon) and the "Post-1986 Personal Contributions Sub-Account" (consisting of allocations to his Personal Contributions Account made after December 31, 1986 including transfers thereto attributable to after-tax personal contributions made after December 31, 1986 together with the earnings thereon).

SECTION 1.35 - PLAN

                  "Plan" shall mean the Alden Press Profit-Sharing Plan (as Restated December 31, 1984).

SECTION 1.36 - PLAN REPRESENTATIVE

                  "Plan Representative" shall mean any person or persons designated by the Administrator to function in accordance with the Rules of the Plan.

SECTION 1.37 - PLAN YEAR

                  "Plan Year" shall be the taxable year of the Company (presently January 1 through the last day of the following December), including all such years prior to the adoption of the Plan.

SECTION 1.38 - PROFIT-SHARING ACCOUNT

                  "Profit-Sharing Account" of a Participant shall mean his individual account established in accordance with Section 5.1(a).

SECTION 1.39 - QUALIFIED ACCOUNT

                  "Qualified Account" of a Participant shall mean his individual account in the Trust Fund, if any, established in accordance with Section 5.1(b), pursuant to Section 3.6.

SECTION 1.40 - RULES OF THE PLAN

                  "Rules of the Plan" shall mean the rules adopted by the Administrator pursuant to Section 14.1(a)(ii) for the administration, interpretation or application of the Plan.

SECTION 1.41 - SEPARATION FROM THE SERVICE

                  (a) "Separation from the Service" of an Employee shall mean his resignation from or discharge by the Company or a Company Affiliate, or his death, Normal or Disability Retirement but not his transfer among the Company and Company Affiliates.

                  (b) A leave of absence or sick leave authorized by the Company or a Company Affiliate in accordance with established policies, a vacation period, a temporary layoff for lack of work or a Military Leave shall not constitute a Separation from the Service; provided, however, that

                           (i) continuation upon a temporary layoff for lack of work for a period in excess of three months shall be considered a discharge effective as of the commencement of the third month of such period, and

                      (ii) failure to return to work upon expiration of any leave of absence, sick leave, Military Leave or vacation or within three days after recall from a temporary layoff for lack of work shall be considered a resignation effective as of the commencement of any such leave of absence, sick leave, vacation, temporary layoff or Military Leave.

SECTION 1.42 - SPOUSAL CONSENT

                  "Spousal Consent" to an election, designation or other action of a Participant, shall mean the written consent thereto of the Spouse of the Participant, witnessed by a Plan Representative or a notary public, which acknowledges the effect of such election on the rights of the Spouse. If Spousal Consent is given to a Beneficiary designation, such designation must state the specific nonspouse Beneficiary and optional form of benefit and such designation may not be changed without further Spousal Consent unless the prior Spousal Consent expressly permits such changes without the necessity of further Consent. Spousal Consent shall be deemed to have been obtained if it is established to the satisfaction of the Plan Representative that it cannot actually be obtained because there is no Spouse, or because the Spouse could not be located, or because of such other circumstances as the Secretary of the Treasury by regulation may prescribe. Any Spousal Consent shall be effective only with respect to the Spouse in question.

SECTION 1.43 - SPOUSE; SURVIVING SPOUSE

                  (a) "Spouse" or "Surviving Spouse" of a Participant or former Participant shall mean the spouse to whom he was married on the earlier of

                  (a) the date of distribution of his Accounts under Sections
         3.7 or 9.3 or Articles X or XII, or

                  (b) the date of his death;

provided, however, to the extent required by a qualified domestic relations order issued in accordance with Code Section 414(p), a former Spouse shall be treated as a Spouse or Surviving Spouse.

SECTION 1.44 - STATUTORY COMPENSATION

                  "Statutory Compensation" of a Participant for any Plan Year shall mean his total taxable remuneration received from the Company and all Company Affiliates in that Plan Year for services rendered as an Employee, exclusive of

                           (a) Company and Company Affiliate contributions to a deferred compensation plan (to the extent includable in the Participant's gross income solely by reason of Code Section 415) or to a simplified employee pension plan (to the extent deductible by the Participant) and any distribution from a deferred compensation plan (other than an unfunded, non-qualified plan),

                           (b) amounts realized from the exercise of a non-qualified stock option or taxable by reason of restricted property becoming freely tradable or free of a substantial risk of forfeiture, as described in Code Section 83,

                           (c) amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option and

                           (d) other amounts which receive special tax benefits such as Company or Company Affiliate contributions toward the purchase of an annuity contract described in Code Section 403(b) (whether or not excludable from the Participant's gross income).

SECTION 1.45 - TRUST

                  "Trust" shall mean the trust established pursuant to the Trust Agreement.

SECTION 1.46 - TRUST AGREEMENT

                  "Trust Agreement" shall mean that certain Trust Agreement Pursuant to the Alden Press, Inc. Employees' Profit Sharing Trust, providing for the investment and administration of the Trust Fund. By this reference, the Trust Agreement is incorporated herein.

SECTION 1.47 - TRUST FUND

                  "Trust Fund" shall mean the fund established under the Trust Agreement by contributions made by the Company and Participants pursuant to the Plan and from which any distributions under the Plan are to be made. It shall be composed of separate Investment Funds as permitted under the Rules of the Plan.

SECTION 1.48 - TRUSTEE

                  "Trustee" shall mean the Trustee under the Trust Agreement.

SECTION 1.49 - VESTED

                  "Vested," when used with reference to a Participant's

Accounts, shall mean non-forfeitable.

SECTION 1.50 - YEAR OF VESTING SERVICE

                  "Year of Vesting Service" of an Employee shall mean a Plan Year during which he completed at least one thousand Hours of Service, excluding all such Plan Years ending

                           (a) before any portion of his Profit-Sharing Account has become Vested and before five consecutive Break in Service Years, or

                           (b) before the adoption of the Plan.


                                   ARTICLE II

                                   ELIGIBILITY

SECTION 2.1 - REQUIREMENTS FOR PARTICIPATION

                  (a) Except as provided in subsections (b) and (c), any other person who on January 1, 1987, or on any subsequent June 30 or December 31

                           (i) is an Eligible Employee,

                           (ii) has completed

                                    a  the twelve consecutive month period
                  beginning on the date of his first Hour of Service in which he had at least one thousand Hours of Service, or

                                    b  a Plan Year beginning on or after the
                  date of his first Hour of Service in which he had at least one thousand Hours of Service,

                           (iii) is not employed in a Bargaining Unit, and

                           (iv) has attained his eighteenth birthday,

shall become a Participant on such day.

                  (b) Any Participant whose participation terminates shall again become a Participant effective as of his first subsequent Hour of Service as an Eligible Employee in a position or classification which is not within a Bargaining Unit.

                  (c) A former Eligible Employee who was not an Eligible Employee on the first June 30 or December 31 on which he first met all other eligibility requirements shall become a

Participant effective as of his first subsequent Hour of Service as an Eligible Employee in a position or classification which is not within a Bargaining Unit.

SECTION 2.2 - NOTICE OF PARTICIPATION

                  On or before the date on which an Employee becomes a Participant, the Administrator shall give him written notice thereof.

SECTION 2.3 - ENROLLMENT FORM

                  The Administrator shall provide an enrollment form on which the Participant should set forth

                           (a) his name, date of birth, name of Spouse and other such relevant information,

                           (b) his consent that he, his successors in interest and assigns and all persons claiming under him shall, to the extent consistent with applicable law, be bound by the statements contained therein and the provisions of the Plan and Trust Agreement as they now exist and as they may be amended from time to time, and

                           (c) his statement as to whether he elects to make contributions to his Personal Contributions Account in accordance with
         Section 3.1, his selection of the amount of his contributions within the limits of Section 3.1 and, in such case, his authorization to the Company to withhold such amounts from his Compensation and pay the same to the Trust Fund in accordance with Sections 3.3 and 3.5.

SECTION 2.4 - INACTIVE STATUS

                  (a) A Participant who is transferred directly to a Company Affiliate or to a position or classification which is within a Bargaining Unit or outside the Division shall thereupon cease to be an Active Participant.

                  (b) All provisions of the Plan shall otherwise continue to apply to such Participant, except that he shall not make personal contributions under Article III or share in allocations under Article V and Section 16.5 while he is not an Active Participant.

                  (c) If such a Participant is retransferred to a position or classification with the Division and which is not within a Bargaining Unit, he shall thereupon again be an Active Participant, may again make personal contributions under Article III and share in allocations under Article V and
Section 16.5.

                                   ARTICLE III

                          CONTRIBUTIONS OF PARTICIPANTS

SECTION 3.1 - VOLUNTARY PERSONAL CONTRIBUTIONS

                  (a) Each Participant may contribute any specified amount not in excess of ten percent of his Compensation to his Personal Contributions Account for each payroll period during which he is an Active Participant. However, he shall not knowingly contribute an amount which would make his Annual Addition for the Plan Year in question exceed the limitations of Section 16.5(a).

                  (b) If any amount is contributed hereunder inadvertently making the Participant's Annual Addition exceed the maximum permissible amount for the Plan Year in question, the provisions of Section 16.5 shall apply.

                  (c) The Administrator may establish rules for making personal contributions and may permit Active Participants to make direct contributions to their Personal Contributions Accounts.

SECTION 3.2 - CHANGE, COMMENCEMENT, DISCONTINUANCE OR
              RESUMPTION OF PERSONAL CONTRIBUTIONS

                  A Participant may elect to change his rate of contributions within the limits of Section 3.1, or commence, discontinue or resume contributions under Section 3.1. Such elections shall be made in accordance with the Rules of the Plan.

SECTION 3.3 - WITHHOLDING OF PERSONAL CONTRIBUTIONS

                  A Participant's contributions to his Personal Contributions Account under Section 3.1(a) shall be withheld each payroll period from his Compensation, or paid to the Plan in any other method approved by the Plan Administrator.

SECTION 3.4 - PERSONAL CONTRIBUTIONS ACCOUNT

                  The Administrator shall maintain a Personal Contributions Account for each Participant contributing to the Plan. To this Account shall be credited his contributions, debited his withdrawals and debited or credited investment gains and losses and Annual Addition adjustments.

SECTION 3.5 - DEPOSIT IN TRUST

                  A Participant's contributions shall be transmitted to the Trustee as of the earliest date on which such contributions can reasonably be segregated from the general assets of his employer, but not later than ninety days from the date in which withheld or received and shall be invested by the Trustee in accordance with
Article VII.

SECTION 3.6 - CONTRIBUTION PERCENTAGE FAIL-SAFE PROVISIONS

                  (a) For each Plan Year, the Contribution Percentage with respect to Participants who are Highly Compensated Employees, shall be

                           (i) not more than 125 percent of, or

                           (ii) not more than two percentage points higher than, and not more than twice,

the Contribution Percentage for such Plan Year with respect to Participants who are not Highly Compensated Employees, or such other amount as may be required by Treasury Regulations under Code Section 401(m)(9).

                  (b) In order to achieve the result described in subsection (a) (and notwithstanding Sections 5.2 and 5.3), as of the end of each Plan Year, the Administrator shall take or cause to be taken any of the following actions, in the order selected by the Administrator, and to the extent necessary:

                           (i) To the extent permitted by Code Section
         401(a)(4), amounts otherwise to be credited under Sections 5.2 and 5.3 to Profit-Sharing Accounts for such Plan Year shall be credited instead to Qualified Accounts of the Participants in question.

                           (ii) To the extent permitted by Code Section
         401(a)(4) and Treas. Reg. Section 1.401(m)-1(b)(5) (which are incorporated herein by this reference), the Company may make an additional contribution to the Qualified Accounts of certain Participants which contribution shall be allocated to Participants in inverse order of Compensation received in the Plan Year in question (lowest compensated Participant receiving the first allocation) with each Participant who receives an allocation receiving the maximum allocation permitted by Code Section 415 before any Participant with greater Compensation receives any allocation, until such contribution is fully allocated.

                           (iii) Prior to the end of the following Plan Year, certain amounts described in Section 1.13(b) (and any income thereon earned to the date of distribution or forfeiture computed in a consistent and reasonable manner in accordance with Section 7.2 and Code Section 401(a)(iv)) for Highly Compensated Employees shall be reduced according to the Leveling Method and, to the extent Vested, shall be distributed to Participants who are Highly Compensated Employees with respect to whom the reduction is made.

SECTION 3.7 - WITHDRAWALS PERMITTED

                  (a) Subject to subsection (b), a Participant may make withdrawals from his Personal Contributions Account from time to time as permitted by the Rules of the Plan.

                  (b) If the entire amount credited to a Participant's Accounts exceeds $3,500, a Participant may not make a withdrawal under subsection (a) without Spousal Consent thereto.

SECTION 3.8 - WITHDRAWALS PROHIBITED

                  Except as provided in Sections 3.6, 3.7 and 9.3, no distribution shall be made to any Participant from his Qualified Account or any other Account prior to his Separation from the Service.


                                   ARTICLE IV

                          CONTRIBUTIONS OF THE COMPANY

SECTION 4.1 - DETERMINATION OF ANNUAL CONTRIBUTION

                  It is the intention of the Company to make recurring and substantial contributions to the Plan for allocation among Participants' Profit-Sharing Accounts. However, the Company in its sole and absolute discretion reserves the right to fix the amount, if any, of its contribution.

SECTION 4.2 - MAXIMUM ANNUAL CONTRIBUTION

                  The Company's contribution for any Plan Year shall not exceed the maximum amount deductible by the Company for such Plan Year under Code
Section 404(a)(3)(A) and, in any event, shall be less than that amount which would initially result in an Annual Addition of any Participant which exceeds the maximum permissible amount under Section 16.5(a).

SECTION 4.3 - CONTRIBUTION DATE

                  (a) The Company's contribution for any Plan Year shall be made on or before the date upon which the Company's federal income tax return is due (including extensions thereof) for its taxable year coinciding with such Plan Year and shall be transmitted to the Trustee and held in the Trust Fund.

                  (b) If the Company makes such contribution after the end of the Plan Year for which the contribution is made,

                           (i) the Company shall notify the Trustee in writing that the contribution is made for such Plan

         Year,

                           (ii) the Company shall claim such payment as a deduction on its federal income tax return for its taxable year coinciding with such Plan Year, and

                           (iii) the Administrator and the Trustee shall treat the payment as a contribution by the Company to the Trust actually made on the last day of such taxable year.


                                    ARTICLE V

             PARTICIPATION IN COMPANY CONTRIBUTIONS AND FORFEITURES

SECTION 5.1 - PROFIT-SHARING ACCOUNT; QUALIFIED ACCOUNT

             (a) The Administrator shall maintain a Profit-Sharing Account for each Participant to which shall be credited the amounts allocated thereto under Sections 5.2 and 5.3 and to which shall be debited or credited the amounts determined under Sections 7.2 and 16.5.

             (b) The Administrator shall maintain a Qualified Account for each Participant to which shall be credited the amounts allocated thereto under
Section 3.6 and to which shall be debited or credited amounts determined under Sections 7.2 and 16.5.

SECTION 5.2 - ALLOCATION OF COMPANY CONTRIBUTIONS

                  Except as provided in Section 16.5(a), persons who are Active Participants at the end of, and who completed a Year of Vesting Service in, the Plan Year in question shall share in the Company's contribution to the Plan for such Plan Year in proportion to their Compensation received in such Plan Year. The amount so allocated to each Participant shall then be credited to his Profit-Sharing Account.

SECTION 5.3 - ALLOCATION OF FORFEITURES

             Except as provided in Section 16.5(a), persons who are Active Participants at the end of, and who completed a Year of Vesting Service in, the Plan Year in question shall also share in amounts forfeited from Profit-Sharing Accounts, Personal Contributions Accounts and Qualified Accounts under Sections 11.2(d)(iv), 12.3 and 14.8 in proportion to their Compensation received in such Plan Year.

                                   ARTICLE VI

                             INVESTMENT OF ACCOUNTS

SECTION 6.1 - INVESTMENT OPTIONS

                  (a) As permitted under the Rules of the Plan and upon such prior written notice to the Administrator as is required under the Rules of the Plan, a Participant may elect

                           (i) effective upon becoming a Participant and as of the dates set forth in the Rules of the Plan, to have contributions for such Plan Year to his Accounts held and invested entirely in any one or more Investment Funds in such proportions as are permitted under the Rules of the Plan, or to change any prior such election, and/or

                           (ii) effective only as of the dates set forth in the Rules of the Plan, to have his Accounts as then stated, held and invested under any investment option or options available under paragraph (i) (which option shall be the same option elected for current contributions to his Accounts under paragraph (i)) or to change any prior such election.

                  (b) Any such election under subsection (a)(i) shall remain in effect until revoked or modified by the Participant. In case Accounts are invested in more than one Investment Fund, changes in proportions due to investment results shall not require any transfer of values between Investment Funds unless the Participant so elects under subsection (a)(ii).

                  (c) Purchases and sales of assets in the Investment Funds as required under this Section shall be made within a reasonable time after the election made in subsection (a), and Participants' Accounts shall be adjusted to reflect amounts actually realized or paid in such transactions.

SECTION 6.2 - DESCRIPTION OF INVESTMENT FUNDS

                  In making any investment election under Section 6.1, the Participant's Accounts shall be held in one or more Investment Funds as directed by the Administrator.

SECTION 6.3 - EFFECT OF NON-ELECTION

                  If a Participant fails or declines to make an election under
Section 6.1, the Participant's Accounts shall be held in one or more Investment Funds as directed by the Administrator.


                                  ARTICLE VIII

                    VALUATION OF THE TRUST FUND AND ACCOUNTS

SECTION 7.1 - DETERMINATION OF VALUES

                  As of each business day in the Plan Year, the Administrator shall determine the fair market value of each asset in each Investment Fund in compliance with the principles of Section 3(26) of ERISA and regulations issued pursuant thereto, based upon information reasonably available to it including data from, but not limited to, newspapers and financial publications of general circulation, statistical and valuation services, records of securities exchanges, appraisals by qualified persons, transactions and bona fide offers in assets of the type in question and other information customarily used in the valuation of property for purposes of the Code. The value of any real property held in the Trust Fund determined as of the end of any Plan Year shall be considered to remain unchanged until the end of the following Plan Year. With respect to securities for which there is a generally recognized market, the published selling prices on or nearest to such valuation date shall establish the fair market value of such security. Fair market value so determined shall be conclusive for all purposes of the Plan and Trust.

SECTION 7.2 - ALLOCATION OF VALUES

                  The difference between the total value of each Investment Fund, as determined under Section 7.1, and the total of the Accounts therein, shall be allocated by the Administrator among such Accounts in proportion to their respective average stated values during the period since the last allocation of values hereunder, as determined under the Rules of the Plan, such values and determinations being made without taking into account personal contributions or Company contributions attributable to the quarterly or such other period as provided under Section 7.1, ending on such valuation date or allocations of forfeitures for the Plan Year under Article V; provided, however, that gains and losses shall not be allocated with respect to amounts being held in suspense under Section 16.5(b).

SECTION 7.3 - APPLICABILITY OF ACCOUNT VALUES

                  The value of an Account, as determined as of a given date under this Article, plus any amounts subsequently credited thereto under Sections 3.4, 3.6, 5.2, 5.3, 11.2(d)(iv), 12.4 and 16.5 and less any amounts withdrawn under Sections 3.6, 3.7 and 9.3 or transferred to suspense under
Section 16.5(b), shall remain the value thereof for all purposes of the Plan and Trust until revalued hereunder.


                                  ARTICLE VIII

                              VESTING OF INTERESTS

SECTION 8.1 - VESTING OF ACCOUNTS

                  (a) Each Participant's interest in his Personal

         Contributions Account and his Qualified Account shall be Vested at all times.

                  (b) Except as provided in Sections 8.2, 12.3(c) and 13.3, the Vested portion of a Participant's Profit-Sharing Account shall be the percentage of such Account shown on the following table:


            Years of Vesting                                    Vested
                Service                                       Percentage
                -------                                       ----------
         less than 1                                                0%
                   1                                                5%
                   2                                               10%
                   3                                               20%
                   4                                               40%
                   5                                               60%
                   6                                               80%
                   7 (or more)                                    100%



SECTION 8.2 - ADDITIONAL VESTING OF ACCOUNTS

                  The interest of a Participant in his Profit-Sharing Account shall become fully Vested upon the earliest to occur of

                           (a) his death,

                           (b) his sixth-fifth birthday,

                           (c) his Disability Retirement Date, or

                           (d) the termination or discontinuation of the Plan
                               under Section 15.1

if he is then an affected Employee or employed by a Company Affiliate.


                                   ARTICLE IX

                     EMPLOYMENT AFTER NORMAL RETIREMENT DATE

SECTION 9.1 - CONTINUATION OF EMPLOYMENT

                  (a) A Participant may, subject to Section 16.4, remain in the employ of the Company or a Company Affiliate after attaining his Normal Retirement Date.

                  (b) Notwithstanding subsection (a), the Company reserves the right to require a Participant to retire in accordance with Section 12(c) of the Age Discrimination in Employment Act of 1967, as amended and applicable state law.

SECTION 9.2 - CONTINUATION OF PARTICIPATION

                  A Participant retained in the employ of the Company as an Eligible Employee not in a position or classification within a Bargaining Unit after his Normal Retirement Date under Section 9.1 shall continue as an Active Participant herein.

SECTION 9.3 - MANDATORY IN-SERVICE DISTRIBUTIONS

                  A Participant shall receive or commence the receipt of the entire amount credited to his Accounts in accordance with Section 10.3(a), (d),
(e), (f), (g) and (h) on the April 1 following the end of the calendar year in which he attains age seventy and one half, except as provided in Section 10.3(i).


                                    ARTICLE X

                            BENEFITS UPON RETIREMENT

SECTION 10.1 - NORMAL OR DISABILITY RETIREMENT

                  Subject to the provisions of Section 9.1, a Participant shall retire upon his Normal or Disability Retirement Date.

SECTION 10.2 - RIGHTS UPON NORMAL OR DISABILITY RETIREMENT

                  Upon a Participant's Normal or Disability Retirement, he shall be entitled to receive the entire amount credited to his Accounts in accordance with Section 10.3.

SECTION 10.3 - DISTRIBUTION OF ACCOUNTS

                  (a) Subject to subsections (d) and (e), on a Participant's Normal or Disability Retirement Date, the entire amount credited to his Accounts shall be applied to purchase

                           (i) if he is married, a Joint and Survivor Annuity, or

                           (ii) if he is not married, a life annuity for his benefit.

                  (b) At least nine months prior to his Normal Retirement Date, each Participant who may be affected by this Section shall be furnished, by mail or personal delivery (and consistent with such regulations as the Secretary may prescribe), with

                           (i) a written explanation of the terms and conditions of the Joint and Survivor Annuity, including a  the right of the Participant
                  to make, and the effect of, an election under subsection (d) to waive the Joint and Survivor Annuity,

                                    b  the relative financial effect on his
                  Accounts of an election under subsection (d),

                                    c  the right of the Participant's Spouse
                  under subsection (d),

                                    d  the right of the Participant under
                  subsection (d) to revoke an election made under subsection (d) and the effect thereof, and

                      (ii) a statement that the Administrator will furnish the Participant upon his first written request within sixty days after the mailing or personal delivery to him of the notice required under this subsection, a detailed statement as to the financial effect upon his Accounts of making an election under subsection (d).

                  (c) The items furnished under subsection (b) shall be written in non-technical language with the financial effects referred to being given in terms of dollars per monthly payment. Such information shall be delivered personally to the Participant or mailed to him (first class mail, postage prepaid) within thirty days after receipt by the Administrator of such written request.

                  (d) Notwithstanding subsection (a) and subject to subsection
(e), if a Participant described in subsection (a) elects during the applicable Election Period with Spousal Consent to waive such annuity in accordance with the Rules of the Plan, such Participant may elect to receive the entire amount credited to his Accounts under one of the options available under subsection
(f). Any such election may be revoked or made again at any time during the applicable Election Period.

                  (e) Notwithstanding subsections (a) and (d), if the entire amount credited to a Participant's Accounts does not exceed $3,500 (and did not exceed such amount under a prior distribution under Sections 3.7 and 9.3), such Participant shall receive such amount in cash in one lump sum in accordance with subsection (g).

                  (f) A Participant to whom subsection (d) applies may elect to receive the entire amount credited to his Accounts under one of the following options:

                           (i) Payment of such amount in one lump sum.

                           (ii) Payment of such amount directly from the Trust Fund (as adjusted for gains and losses), in uniform annual or more frequent installments of at least $100 (as to which the Participant (or his Spouse, if applicable) may elect whether the recalculation rule of Code Section 401(a)(9)(D) shall apply and provided, however, that the first installment may be larger than the remaining installments) to such Participant over a period not longer than the joint and last survivor expectancy of him and his Spouse, if any, reasonably determined from the expected return multiples prescribed in Treas. Reg.
         Section 1.72-9, or, if he is not married, over a period not longer than the lesser of a  the joint and last survivor expectancy of
                           him and his Beneficiary, reasonably determined from the expected return multiples prescribed in Treas. Reg. Section 1.72-9, or

                                    b  the period determined under Proposed
                           Treas. Reg. Section 1.401(a)(9)-2 A-4 which satisfies the minimum distribution incidental benefit requirement of Code Section 401(a)(9)(G),

         provided, however, no period elected under this paragraph (ii) may be longer than ten years;

and provided further, if such Participant fails to make such an election, his Accounts shall be distributed as provided in paragraph (i).

                  (g) Distribution under subsection (a), (e) or (f) shall be made or commence not later than the earliest of

                           (i) sixty days after the end of the Plan Year in which such Normal Retirement or Disability Retirement occurs,

                           (ii) the April 1 following the calendar year in which he attains age seventy and one half,

except as provided in subsection (h).

                  (h) At any time before a distribution under subsection (f) is made or commences, the Participant may elect in accordance with the Rules of the Plan to defer such distribution until such later date as he shall then or subsequently specify, provided, however,

                           (i) such date shall be no later than the date referred to in subsection (g)(ii), and

                      (ii) if no such date is specified, such amount shall be distributed in one lump sum on the date specified in subsection
         (g)(ii).

                  (i) Notwithstanding subsection (h)(i) and (ii), for a Participant who has made an election permitted under Section 242(b) of the Tax Equity and Fiscal Responsibility Act of 1982 or who attained age seventy and one half before January 1, 1988 and is not an owner (within the meaning of Code
Section 318) of five percent of the Company, the date referred to in subsection
(g)(ii) shall be the April 1 following the calendar year in which his Separation from the Service occurs.

                  (j) Effective for calendar years beginning before January 1, 1989, in any election under subsection (h), the Participant shall specify a plan of distribution under which more than half of the amount of his Accounts (as adjusted for gains or losses under Section 7.2 and 7.3 or interest or gains and losses under subsection (f)(ii)) will be distributed to him within his life expectancy. Effective for calendar years beginning after December 31, 1988, in any election under subsection (h), the entire amount credited to the Participant's Accounts will be distributed in a manner which satisfies the minimum distribution incidental death benefit requirements of Proposed Treas. Reg. Section 1.401(a)(9)-2 (or any successor thereto).

SECTION 10.4 - DETERMINATION OF VALUE OF ACCOUNTS

                  (a) If a distribution is made under Section 10.3(g), the value of the Participant's Accounts shall be determined as of the valuation date under
Article VII next following the Participant's retirement; provided, however, if the distribution is made under Section 10.3(g)(ii), the value of the Participant's Accounts shall be determined as of the valuation date under
Article VII which precedes the date specified in Section 10.3(g)(ii) by a period of not less than 30 days or such longer period as is administratively necessary.

                  (b) If a distribution is made under Section 10.3(h), the value of the Participant's Accounts shall be determined as of the valuation date under
Article VII next following the date elected by him under Section 10.3(h); provided, however, if the distribution is made under Section 10.3(h)(i), the value of the Participant's Accounts shall be determined as of the valuation date under Article VII which precedes the date specified in Section 10.3(h)(i) by a period of not less than 30 days or such longer period as is administratively necessary.


                                   ARTICLE XI

                               BENEFITS UPON DEATH

SECTION 11.1 - DESIGNATION OF BENEFICIARY

                  Each Participant or former Participant or, within the limits of Section 11.4(b), a Surviving Spouse of any such Participant, shall have the right to designate, revoke and redesignate Beneficiaries hereunder. Subject to
Section 11.2, each Participant or former Participant may direct payment of the Vested amount credited to his Accounts to such Beneficiaries. Designation, revocation and redesignation of Beneficiaries must be made in writing in accordance with the Rules of the Plan on a form provided by the Administrator and shall be effective upon delivery to the Administrator.

SECTION 11.2 - DISTRIBUTION ON DEATH

                  (a) Subject to subsection (b), if a Participant or former Participant dies before any distribution of his Accounts has been made or commenced under Article X or XII or Section 15.1 and was married on the date of his death, fifty percent of the Vested amount credited to his Accounts (as determined under Section 8.2) shall be applied to purchase a qualified preretirement survivor annuity for the life of his Surviving Spouse to whom he was married throughout the 365-day period ending on the date of his death, if any, which shall commence on a date specified by the Spouse which is not later than the later of

                     (i)  the first anniversary of the Participant's death, or

                     (ii) the date on which the Participant would have attained age seventy and one half,

and the remainder of such Vested amount shall be paid, as described in Section 11.5, to the person or persons entitled thereto under subsection (d).

                  (b)      Notwithstanding subsection (a),

                     (i) if the Vested amount credited to such Participant's Accounts does not equal more than $7,000,

                     (ii) if such Participant when more than thirty-five years of age, or such former Participant, elected to waive such preretirement survivor annuity during the applicable Election Period in accordance with the Rules of Plan and Spousal Consent was obtained thereto, or

                     (iii) if such Spouse, after the Participant's death, elects in accordance with the Rules of the Plan to waive the survivor annuity to which such Spouse is otherwise entitled,

fifty percent (or such lesser percentage as such Spouse may consent to or may elect) of such Vested amount shall be paid to the Surviving Spouse in one lump sum, not later than the first anniversary of the Participant's death, unless another manner of payment is elected under Section 11.4, and the remainder of such Vested amount shall be paid, as described in
Section 11.5, to the person or persons entitled thereto under subsection (d). Any election under paragraph (ii) may be revoked or made again at any time during the applicable Election Period.

                  (c)      Upon the death of a Participant or former Participant

                     (i)   who was not married on the date of his death, or

                     (ii) who had not yet received the entirety of his distribution from the Plan under Section 10.3(d),

the Vested amount credited to his Accounts or any remaining balance of his distribution shall be paid, as described in Section 11.5, to the person or persons entitled thereto under subsection (d).

                  (d) Amounts payable under subsections (b) and (c) shall be paid to the person or persons of highest priority determined as follows:

                     (i) First, to his then surviving highest priority Beneficiary or Beneficiaries, if any, who survive him by at least thirty days.

                     (ii) Second, to his then Surviving Spouse, if any.

                     (iii) Third, to his then surviving heirs at law, if any, as determined in the reasonable judgment of the Administrator under the laws governing succession to personal property of the last jurisdiction in which the Participant was a resident.

                     (iv) Fourth, to Participants in the Plan (to be reallocated in accordance with Section 5.3).

                  (e) Members of a class shall cease to be entitled to benefits upon the earlier of the Administrator's determination that no members of such class exist or the Administrator's failure to locate any members of such class, after making reasonable efforts to do so, within one year after the members of that class became entitled to benefits hereunder had members existed.

SECTION 11.3 - DETERMINATION OF VALUE OF ACCOUNTS

                  For purposes of this Article, the value of a

Participant's Accounts shall be that determined as of the valuation date under
Article VII next following the date of the death of the Participant unless the distribution occurs prior to the next following valuation date, in which case, such value shall be determined as of the valuation date under Article VII which precedes the distribution date by a period of not less than 30 days or such longer period as is administratively necessary.

SECTION 11.4 - SPOUSE'S ELECTION OF OTHER PAYMENT METHODS

                  (a) A Surviving Spouse who is entitled to a lump sum distribution under Section 11.2(b)(ii) or (iii) may elect in accordance with the Rules of the Plan and on a form provided by the Administrator that in lieu of an immediate lump sum,

                     (i) payment may be deferred until the later of the dates specified in subparagraphs (ii)a and b, or

                     (ii) payment shall be made under any installment option then available under Section 10.3(f)(ii), provided, however, such installments shall commence not later than the later of a  the first anniversary of the Participant's death,
                  or

                          b  the date on which the Participant would have
                  attained age seventy and one half

         and shall continue over a period not longer than the life expectancy of such Surviving Spouse.

                  (b) If a Surviving Spouse dies before receiving the entire distribution otherwise due under subsection (a), the balance of the distribution shall be paid in one lump sum promptly to the Beneficiary designated by the Surviving Spouse or, if none, to the then surviving person with the highest priority under Section 11.2(d).

SECTION 11.5 - PAYMENTS TO BENEFICIARIES

                  (a) Amounts payable to any Beneficiary (or any other person entitled thereto under Section 11.2(d)) shall be paid

                     (i) in one lump sum not later than the first anniversary of the Participant's death, or

                     (ii) Subject to subsection (b) and if elected by the Participant or former Participant on the form provided by the Administrator for Beneficiary designations under any option available under Section 10.3 as he shall designate on such form. If a

         Beneficiary receiving installment payments under this Section dies, the balance then due shall be paid in cash in one lump sum to the then surviving person with highest priority under Section 11.2(d).

                  (b) Any distribution under subsection (a)

                     (i) must be completed within five years of the Participant's death, or

                     (ii) must be made over the life or life expectancy of such Beneficiary (or person) with distributions commencing within one year of the Participant's death.

                  (c) If payment has commenced prior to the Participant's death, payment of the Participant's Accounts shall be made in such a manner that the remaining interest is distributed at least as rapidly as under the method being used as of the date of the Participant's death.

SECTION 11.6 - EXPLANATION OF QUALIFIED PRERETIREMENT
               SURVIVOR ANNUITY

                  The Administrator shall provide a written explanation of the qualified preretirement survivor annuity (as defined in Code Section 417(c)):

                           (a) to a Participant who is a Participant on his thirty-second birthday, within the three Plan Year period commencing with the Plan Year in which his thirty-second birthday occurs;

                           (b) to a Participant who becomes a Participant after his thirty-second birthday, within the three Plan Year period commencing with the Plan Year in which he becomes a Participant; and

                           (c) to a former Participant who has a Separation from the Service prior to his thirty-second birthday, within one year of his Separation from the Service,

or such longer period as is allowed under Code Section 417(a)(3).


                                   ARTICLE XII

                     BENEFITS UPON RESIGNATION OR DISCHARGE


SECTION 12.1 - DISTRIBUTIONS ON RESIGNATION OR DISCHARGE

                  (a) Subject to subsections (d) and (e), if a

Participant's Separation from the Service is due to resignation or discharge, the Vested amount credited to his Accounts shall be applied to purchase

                      (i) if he is married, a Joint and Survivor Annuity, or

                      (ii) if he is not married, a life annuity for his benefit,

commencing, in either case, on a date not earlier than the Participant's fifty-fifth birthday, and not later than the April 1 following the calendar year of his attainment of age seventy and one half, as the Participant (and his Spouse, if any,) shall specify in accordance with Rules of the Plan.

                  (b) At least nine months prior to the later of his fifty-fifth birthday or the date he begins participation in the Plan, each Participant who may be affected by this Section shall be furnished, by mail or personal delivery (and consistent with such regulations as the actuary may prescribe), with

                     (i) a written explanation of the terms and conditions of the Joint and Survivor Annuity, including

                         a   the right of the Participant to make, and the
                  effect of, an election under subsection (d) to waive the Joint and Survivor Annuity,

                          b  the relative financial effect on his Accounts of an
                  election under subsection (d),

                          c  the right of the Participant's Spouse under
                  subsection (d),

                          d  the right of the Participant under
                  subsection (d) to revoke an election made under subsection (d) and the effect thereof, and

                     (ii) a statement that the Administrator will furnish the Participant upon his first written request within sixty days after the mailing or personal delivery to him of the notice required under this subsection, a detailed statement as to the financial effect upon his Accounts of making an election under subsection (d).

                  (c) The items furnished under subsection (b) shall be written in non-technical language, with the financial effects referred to being given in terms of dollars per monthly payment. Such information shall be delivered personally to the

Participant or mailed to him (first class mail, postage prepaid) within thirty days after receipt by the Administrator of such written request.

                  (d) Notwithstanding subsection (a) and subject to subsection
(e), if a Participant described in subsection (a) elects during the applicable Election Period with Spousal Consent to waive such annuity in accordance with the Rules of the Plan, such Participant shall receive the Vested amount credited to his Accounts in cash in one lump sum payable on a date which he shall elect in writing in accordance with Code Section 411(a)(11) but not later than the April 1 following the calendar year of his attainment of age seventy and one half. Any such election may be revoked or made again at any time during the applicable Election Period.

                  (e) Notwithstanding subsections (a) and (d), if the Vested amount credited to a Participant's Accounts does not exceed $3,500 (and did not exceed such amount at the time of a prior distribution under Section 3.7 or
Section 9.3), such Participant shall receive such amount in cash in one lump sum not later than the earlier of

                     (i) six months after the end of the Plan Year in which such Separation from the Service occurs or

                     (ii) sixty days after the end of the Plan Year in which his Normal Retirement Date occurs.

SECTION 12.2 - DETERMINATION OF VALUE OF ACCOUNTS

                  (a) If a distribution is made under Section 12.1(e), the value of the Participant's Accounts shall be determined as of the valuation date under
Article VII next following the Participant's Separation from the Service.

                  (b) If a distribution is made under subsections 12.1(a) or
(d), the value of the Participant's Accounts shall be determined as of the valuation date under Article VII next following the date elected by him under subsections 12.1(a) or (d); provided, however, if the date elected by the Participant is the April 1 following the calendar year of his attainment of age seventy and one half, the value of his Accounts shall be determined as of the valuation date under Article VII which precedes such date by a period of not less than 30 days or such longer period as is administratively necessary.

SECTION 12.3 - FORFEITURES

            (a) If a Participant has a Separation from the Service due to resignation or discharge, the portion of his Profit-Sharing Account which is not Vested shall be forfeited upon the earlier of his receipt of his distribution under this Article or his completion of five consecutive Break in Service

Years. Pending reallocation under Section 5.3, forfeitures shall be held in suspense and shall not be commingled with amounts held in suspense under Section 16.5(b).

            (b) If a Participant has a Separation from the Service prior to becoming Vested in any portion of his Profit-Sharing Account under subsection 8.1(b), a distribution shall be deemed to have occurred upon such Separation from the Service for purposes of subsection (a).

            (c) Subject to Article XIII, but notwithstanding the other provisions of this Article and Section 8.1, if a Participant is discharged by, or resigns from, a Company or a Company Affiliate before he has accrued five Years of Vesting Service because of any act found by the Administrator in its discretion to constitute an act of dishonesty, disclosure of confidential information, or other misconduct which involves substantial loss or detriment to a Company or a Company Affiliate, the entire Profit-Sharing Account of such Participant, Vested and not Vested, shall be forfeited in accordance with subsection (a).

SECTION 12.4 - RESTORATION OF FORFEITURES

                  If a Participant whose Profit-Sharing Account is not then fully Vested

                  (a) has a Separation from the Service,

                  (b) suffers a forfeiture of the portion of such Account which is not Vested,

                  (c) again becomes an Employee or employed by a Company Affiliate before he has five consecutive Break in Service Years, and

                  (d) repays to the Plan the full amount, if any, distributed to him from such Account before the end of five consecutive Break in Service Years commencing after his distribution, or, if earlier, the fifth anniversary of his reemployment, then the amount forfeited under Section 12.3 by such Participant shall be restored to his Profit-Sharing Account, applying forfeitures pending reallocation and Company contributions, in that order, as necessary.


                                  ARTICLE XIII

                              TOP-HEAVY PROVISIONS

SECTION 13.1 - TOP-HEAVY DETERMINATION

                  (a) Solely in the event that this Plan ever becomes Top-Heavy, as defined herein, the provisions of this Article shall apply.

                  (b) Solely for the purposes of this Article, the following definitions shall be used:

                           (i)      "Aggregation Group" shall mean

                                    a  each plan of the Company or a Company
                  Affiliate in which a Key Employee is a Participant (including any such plan which has been terminated if such plan was maintained by the Company or Company Affiliate within the last five years ending on the Determination Date for the Plan Year in question), and

                                    b  each other plan of the Company or a
                  Company Affiliate which enables any plan described in paragraph A to meet the requirements of Code Section 401(a)(4) or 410.

                     (ii) "Determination Date" shall mean, with respect to any Plan Year, the last day of the preceding Plan Year, or in the case of the first Plan Year, the last day of such Plan Year.

                     (iii) "Controlled Group Employee" shall mean any person who renders services to the Company or a Company Affiliate in the status of an employee as the term is defined in Code Section 3121(d).

                      (iv) "Key Employee" shall mean a Controlled Group Employee, a former Controlled Group Employee or the Beneficiary of a former Controlled Group Employee, if, in the Plan Year containing the Determination Date or in any of the four preceding Plan Years, such Controlled Group Employee or former Controlled Group Employee is or was a  an officer of the Company or a Company
                  Affiliate whose Statutory Compensation for the Plan Year in question exceeds fifty percent of the amount in effect under Code Section 415(b)(1)(A) (not more than fifty Controlled Group Employees or, if less, the greater of three Controlled Group Employees or ten percent of the Controlled Group Employees shall be treated as officers),

                                    b  one of the ten Controlled Group Employees
                  owning (or considered as
                  owning within the meaning of Code Section 318) both the largest interest in the Company or a Company Affiliate and more than one half of one percent interest therein and whose Statutory Compensation for the Plan Year in question equals or exceeds the amount in effect under Code Section 415(c)(1)(A); provided, however, if two Controlled Group Employees have the same interest in the Company or a Company Affiliate, the Controlled Group Employee with the greater Statutory Compensation for such Plan Year shall be treated as having the larger interest,

                                    c  a five percent owner (within the meaning
                  of Code Section 416(i)(1)(B) and (C)) of the Company or a Company Affiliate or a one percent owner (within the meaning of Code Section 416(i)(1)(B) and (C)) of the Company or a Company Affiliate whose Statutory Compensation for the Plan Year in question exceeds $150,000.

                  (v) "Non-Key Employee" shall mean any Controlled Group Employee who is not a Key Employee.

                      (vi) The Plan shall be Top-Heavy if, as of any Determination Date, the aggregate of the Accounts (under this Plan and such other plans as the Company elects to take into account under Code
         Section 416(g)(2)(A)(ii)) of Key Employees exceeds sixty percent of the aggregate of the Accounts for all Key Employees and Non-Key Employees. In making this calculation as of a Determination Date, a  each Account balance as of the most
                  recent valuation date occurring within the Plan Year which includes the Determination Date shall be determined,

                                    b  an adjustment for contributions due as
                  of the Determination Date shall be determined,

                                    c  the Account balance of any Controlled
                  Group Employee or former Controlled Group Employee shall be increased by the aggregate distributions made during the five-year period ending on the Determination Date with respect to such Controlled Group Employee or former Controlled Group Employee,

                                    d  the Account balance of

                                            1 any Non-Key Employee who was a Key
                           Employee for any prior Plan Year, and

                                            2 any former Controlled Group
                           Employee who performed no services for the Company or a Company Affiliate during the five-year period ending on the Determination Date shall be ignored, and

                                    e  if there have been any rollovers to or
                  from any Account, the balance of such Account shall be adjusted, as required by Code Section 416(g)(4)(A).

Notwithstanding the foregoing, this Plan shall be Top-Heavy if, as of any Determination Date, it is required by Code Section 416(g) to be included in an Aggregation Group which is determined to be a Top-Heavy Group.

                     (vii) "Top-Heavy Group" shall mean any Aggregation Group if, as of the Determination Date, the sum of

                                    a  the present value of the cumulative
                  accrued benefits for all Key Employees under all defined benefit plans in such Aggregation Group, and

                                    b  the aggregate of the accounts of all Key
                  Employees under all defined contribution plans in such Aggregation Group exceeds sixty percent of a similar sum determined for all Key Employees and Non-Key Employees.

                    (viii) "Statutory Compensation" shall have the meaning set forth in Section 1.25(d).

SECTION 13.2 - MINIMUM BENEFITS

                  (a) For any Plan Year in which the Plan is Top-Heavy, the total allocation to the Profit-Sharing Account and Qualified Account of any Employee who is a Non-Key Employee at the end of such Plan Year and is

                                            (i)      entitled to an allocation
         to such Account under Sections 5.2 and 5.3, or

                                (ii) not entitled to an allocation under such Sections solely because he failed to complete one thousand Hours of Service during such Plan Year,

shall not be less than that determined under subsection (b).

                  (b) The allocation determined under this subsection shall be a percentage of the Statutory Compensation of such Non-Key Employee which is not less than the lesser of

                     (i)  three percent, or

                     (ii) that percentage reflecting the ratio of

                                    a  the allocations under Sections 5.2
                  and 5.3 to

                                    b  Statutory Compensation (not in excess of
                  the limit in effect under Code Section 401(a)(17, as adjusted for increases in the cost of living)

         for the Key Employee with respect to whom such ratio is highest for such Plan Year.

                  (c) An Employee described in subsection (a)(ii) shall be treated as a Participant hereunder.

SECTION 13.3 - VESTING

                  (a) For any Plan Year in which the Plan is Top-Heavy, the Vested percentage of the Profit-Sharing Account of each Participant who completes an Hour of Service in such Plan Year shall be the percentage of such Account shown on the following table:

                      Years of                                  Vested
                  Vesting Service                             Percentage
                  ---------------                             ----------

            less than 1                                            0%
                      1                                            5%
                      2                                           20%
                      3                                           40%
                      4                                           60%
                      5                                           80%
                      6 (or more)                                100%

                  (b) The Vested percentage of a Participant's Profit-Sharing Account shall be not less than the Vested percentage determined as of the last day of the last Plan Year in which the Plan was not Top-Heavy.

                  (c) For any Plan Year in which the Plan is not Top-Heavy which follows one or more Plan Years for which the Plan has been Top-Heavy, Article VIII shall again become applicable as an amendment to the Plan; thus, each Participant who has had his Vested percentage computed under subsection (a) and who has completed at least three Years of Vesting Service shall be permitted to elect to have his Vested percentage computed in accordance with subsection (a) for such Plan Year and any subsequent Plan Year in which the Plan is no longer Top-Heavy. Such Participant may make such election within an election period beginning no later than the first day of the first Plan Year in which the Plan is no longer Top-Heavy and ending no later than the later of

                               (i)  the sixtieth day of such Plan Year,
                  or

                               (ii) a date which is sixty days after the day the
                  Participant is issued written notice of his right to make such election by the Administrator.

SECTION 13.4 - LIMITATION ON BENEFITS

                  For any Plan Year in which the Plan is Top-Heavy,

                           (a) the denominator of both the defined benefit plan fraction and the defined contribution plan fraction set forth in Code Sections 415(e)(2)(B) and 415(e)(3)(B), respectively, shall be adjusted by substituting 1.0 for 1.25, and

                           (b) the numerator of the "transition fraction" described in Code Section 415(e)(6)(B)(i) shall be calculated by substituting $41,500 for $51,875 but only to the extent required by Code Section 416(h).


                                   ARTICLE XIV

                            ADMINISTRATIVE PROVISIONS

SECTION 14.1 - DUTIES AND POWERS OF THE ADMINISTRATOR

                  (a) The Administrator shall administer the Plan in accordance with the Plan and ERISA and shall have full discretionary power and authority:

                     (i) to engage actuaries, attorneys, accountants, appraisers, brokers, consultants, administrators, physicians or other firms or persons and (with its officers, directors and Employees) to rely upon the reports, advice, opinions or valuations of any such persons except as required by law;

                     (ii) to adopt Rules of the Plan that are not inconsistent with the Plan or applicable law and to amend or revoke any such rules;

                     (iii) to construe the Plan and the Rules of the Plan;

                     (iv) to determine questions of eligibility and vesting of Participants;

                     (v) to determine entitlement to allocations of contributions and forfeitures and to distributions of Participants, former Participants, Beneficiaries, and all other persons;

                     (vi) to make findings of fact as necessary to make any determinations and decisions in the exercise of such discretionary power and authority;

                     (vii) to appoint claims and review officials to conduct claims procedures as provided in Section 14.6; and

                     (viii) to delegate any power or duty to any firm or person engaged under paragraph (i) or to any other person or persons.

                  (b) Every finding, decision, and determination made by the Administrator shall, to the full extent permitted by law, be final and binding upon all parties, except to the extent found by a court of competent jurisdiction to constitute an abuse of discretion.

SECTION 14.2 - EXPENSES OF ADMINISTRATION

                  (a) The Company shall indemnify and hold each Employee functioning under Section 14.1(a) or person serving on an investment committee established in accordance with the Trust Agreement harmless from all claims, liabilities and costs (including reasonable attorneys' fees) arising out of the good faith performance of his functions hereunder.

                  (b) The Company may obtain and provide for any such Employee and investment committee member described in subsection (a), at the Company's expense, liability insurance against liabilities imposed on him by law.

                  (c) The Plan shall pay reasonable administrative expenses of the Plan, including, but not limited to, expenses of any such Employee and investment committee member described in subsection (a) and legal fees incurred for services related to the administration of the Plan (including the amending of the Plan); provided, however, that the Company may elect, in its sole and absolute discretion, to pay such administrative expenses from its own assets.

SECTION 14.3 - PAYMENTS

                  In the event any amount becomes payable under the Plan to a minor or a person who, in the sole judgment of the Administrator, is considered by reason of physical or mental condition to be unable to give a valid receipt therefor, the Administrator may direct that such payment be made to any person found by the Administrator, in its sole judgment, to have assumed the care of such minor or other person. Any payment made pursuant to such determination shall constitute a full release and discharge of the Trustee, the Administrator and the Company and their officers, directors, employees, owners, agents and representatives.

SECTION 14.4 - STATEMENT TO PARTICIPANTS

                  Within one hundred eighty days after the end of each Plan Year, the Administrator shall furnish to each Participant a statement setting forth the value of his Accounts and the Vested percentages thereof and such other information as the Administrator shall deem advisable to furnish.

SECTION 14.5 - INSPECTION OF RECORDS

                  Copies of the Plan and any other documents and records which a Participant is entitled by law to inspect shall be open to inspection by such Participant or such Participant's duly authorized representatives at any reasonable business hour at the principal office of the Company, any Company worksite at which at least fifty Employees regularly perform services and such other locations as the Secretary of Labor may require.

SECTION 14.6 - CLAIMS PROCEDURE

                  (a) A claim by a Participant, former Participant, Beneficiary or any other person shall be presented to the claims official appointed by the Administrator in writing within the maximum time permitted by law or under the regulations promulgated by the Secretary of Labor or his delegate pertaining to claims procedures.

                  (b) The claims official shall, within a reasonable time, consider the claim and shall issue his determination thereon in writing.

                  (c) If the claim is granted, the appropriate distribution or payment shall be made from the Trust Fund or by the Company.

                  (d) If the claim is wholly or partially denied, the claims official shall, within ninety days (or such longer period as may be reasonably necessary), provide the claimant with written notice of such denial, setting forth, in a manner calculated to be understood by the claimant

                     (i)  the specific reason or reasons for such denial,

                     (ii) specific references to pertinent Plan provisions on which the denial is based,

                     (iii) a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary, and

                     (iv) an explanation of the Plan's claim review procedure.

                  (e) The Administrator shall provide each claimant with a reasonable opportunity to appeal the claims official's denial of a claim to a review official (appointed by the Administrator in writing) for a full and fair review. The claimant or his duly authorized representative

                     (i) may request a review upon written application to the review official (which shall be filed with it),

                     (ii) may review pertinent documents, and

                     (iii) may submit issues and comments in writing.

                  (f) The review official may establish such time limits within which a claimant may request review of a denied claim as are reasonable in relation to the nature of the benefit which is the subject of the claim and to other attendant circumstances but which, in no event, shall be less than sixty days after receipt by the claimant of written notice of denial of his claim.

                  (g) The decision by the review official upon review of a claim shall be made not later than sixty days after his receipt of the request for review, unless special circumstances require an extension of time for processing, in which case a decision shall be rendered as soon as possible, but not later than one hundred twenty days after receipt of such request for review.

                  (h) The decision on review shall be in writing and shall include specific reasons for the decision written in a manner calculated to be understood by the claimant with specific references to the pertinent Plan provisions on which the decision is based.

                  (i) The claims official and the review official shall have full discretionary power and authority to construe the Plan and the Rules of the Plan, to determine questions of eligibility, vesting and entitlements and to make findings of fact as under
Section 14.1 and, to the extent permitted by law, the decision of the claims official (if no review is properly requested) or the decision of the review official on review, as the case may be, shall be final and binding on all parties except to the extent found by a court of competent jurisdiction to constitute an abuse of discretion.

SECTION 14.7 - CONFLICTING CLAIMS

                  If the Administrator is confronted with conflicting claims concerning a Participant's Accounts, the Administrator may interplead the claimants in an action at law, or in an arbitration conducted in accordance with the rules of the American Arbitration Association, as the Administrator shall elect in its sole discretion, and in either case, the attorneys' fees, expenses and costs reasonably incurred by the Administrator in such proceeding shall be paid from the Participant's Accounts.

SECTION 14.8 - EFFECT OF DELAY OR FAILURE TO ASCERTAIN
               AMOUNT DISTRIBUTABLE OR TO LOCATE
               DISTRIBUTEE

                  (a) If an amount payable under Article X, XI or XII cannot be ascertained or the person to whom it is payable has not been ascertained or located within the stated time limits and reasonable efforts to do so have been made, then distribution shall be made not later than sixty days after such amount is determined or such person is ascertained or located, or as prescribed in subsection (b).

                  (b) If, within one year after a Participant has a Separation from the Service, the Administrator, in the exercise of due diligence, has failed to locate him (or if such Separation from the Service is by reason of his death, has failed to locate the person entitled to his Vested Accounts under
Section 11.2), his entire distributable interest in the Plan shall be forfeited and reallocated under Section 5.3; provided, however, that if the Participant (or in the case of his death, the person entitled thereto under Section 11.2) makes proper claim therefor, the amount so forfeited shall be restored to the Participant's Account or Accounts, as the case may be, applying forfeitures pending reallocation, Company contributions and unallocated earnings and gains of the Trust Fund, in that order, as necessary.

SECTION 14.9 - SERVICE OF PROCESS

                  The Vice President of Employee Relations of World Color Press, Inc. is hereby designated as agent of the Plan for the service of legal process.

SECTION 14.10 - LIMITATIONS UPON POWERS OF THE ADMINISTRATOR

                  The Plan shall not be operated so as to discriminate in favor of Highly Compensated Employees. The Plan shall be uniformly and consistently interpreted and applied with regard to all Participants in similar circumstances. The Plan shall be administered, interpreted and applied fairly and equitably and in accordance with the specified purposes of the Plan.

SECTION 14.11 - EFFECT OF ADMINISTRATOR ACTION

                  Except as provided in Section 14.6, all actions taken and all determinations made by the Administrator in good faith shall be final and binding upon all Participants, the Trustee and any person interested in the Plan or Trust Fund.

SECTION 14.12 - DIRECT ROLLOVERS

                  Notwithstanding any provision of the Plan to the contrary, a Distributee may elect, at the time and in the manner prescribed by the Administrator under the Rules of the Plan, to have all or any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan designated by the Distributee in a Direct Rollover.

SECTION 14.13 - ASSIGNMENTS, ETC., PROHIBITED;
                DISTRIBUTIONS PURSUANT TO QUALIFIED
                DOMESTIC RELATIONS ORDERS

                  (a) Except as provided in subsection (b), no part of the Trust Fund shall be liable for the debts, contracts or engagements of any Participant, his Beneficiaries or successors in interest, or be taken in execution by levy, attachment or garnishment or by any other legal or equitable proceeding, while in the hands of the Trustee, nor shall any such person have any right to alienate, anticipate, commute, pledge, encumber or assign any benefits or payments hereunder in any manner whatsoever, except to designate a Beneficiary as provided in the Plan.

                  (b) Notwithstanding subsection (a) or any other provision of the Plan to the contrary, upon receipt by the Administrator of a domestic relations order, as defined in Code Section 414(p), which, but for the time of required payment to the alternate payee, would be a qualified domestic relations order as defined in Code Section 414(p), the amount awarded to the alternate payee shall promptly be paid in the manner specified in such order; provided, however, that no such distribution shall be made prior to the Participant's Separation from the Service if such distribution could adversely affect the qualified status of the Plan.


                                   ARTICLE XV

                          TERMINATION, DISCONTINUANCE,

                       AMENDMENT, MERGER, ADOPTION OF PLAN

SECTION 15.1 - TERMINATION OF PLAN; DISCONTINUANCE OF
               CONTRIBUTIONS

                  (a) The Plan is intended as a permanent program but the Board shall have the right at any time to declare the Plan terminated completely as to the Company or as to any division, facility or other operational unit thereof. Discharge or layoff of Employees of the Company or any unit thereof without such a declaration shall not result in a termination or partial termination of the Plan except to the extent required by law. In the event of any termination or partial termination:

                     (i) An allocation of amounts being held under Section 16.5(b) shall be made in accordance with Section 16.5(c).

                     (ii) For each Participant who is then an affected Employee or employed by a Company Affiliate with respect to whom the Plan is terminated or partially terminated, the interest in his Profit-Sharing Account, including his interest in the forfeitures then held in suspense under Section 12.3 (which shall be reallocated under Section 5.3), shall become fully Vested.

                     (iii) The Administrator shall direct the Trustee to liquidate the necessary portion of the Trust Fund and distribute it, less, to the extent permitted by law, a proportionate share of the expenses of termination, to the persons entitled thereto in proportion to their Accounts or, where applicable, apply it in the manner of
         Section 12.1(a).

                  (b) The Board shall have the right at any time to discontinue contributions to the Plan completely as to the Company or as to any division, facility or other operational unit thereof. In the event of complete discontinuance of contributions to the Plan, the Plan and Trust shall otherwise remain in full force and effect except that all Profit-Sharing Accounts shall thereupon become fully Vested.

SECTION 15.2 - AMENDMENT OF PLAN

                  As limited in Section 15.1 of the Plan, complete or partial amendments or modifications to the Plan (including retroactive amendments to meet governmental requirements or prerequisites for tax qualification) may be made from time to time by the Board; provided, however, that no amendment shall decrease the Vested percentage any Participant has in his Accounts or his accrued benefit.

SECTION 15.3 - RETROACTIVE EFFECT OF PLAN AMENDMENT

                  (a) No Plan amendment, including this amendment, unless it expressly provides otherwise, shall be applied retroactively to increase the Vested percentage of a Participant whose Separation from the Service preceded the date such amendment became effective unless and until he again becomes a Participant and additional contributions are allocated to him.

                  (b) No Plan amendment, unless it expressly provides otherwise, shall be applied retroactively to increase the amount of service credited to any person for purposes of Plan participation, vesting or any other Plan purpose with respect to his participation or employment before the date such amendment became effective.

                  (c) Except as provided in subsections (a) and (b), all rights under the Plan shall be determined under the terms of the Plan as in effect at the time the determination is made.

SECTION 15.4 - CONSOLIDATION OR MERGER; ADOPTION OF PLAN
               BY OTHER COMPANIES

                  (a) In the event of the consolidation or merger of the Company with or into any other business entity, or the sale by the Company or its owner of its assets, the successor may continue the Plan by adopting the same by resolution of its board of directors or agreement of its partners or proprietor and by executing a proper supplemental agreement to the Trust Agreement with the Trustee. If, within ninety days from the effective date of such consolidation, merger or sale of assets, such new corporation, partnership or proprietorship does not adopt the Plan, the Plan shall be terminated in accordance with Section 15.1.

                  (b) The Plan shall not be merged or consolidated with any other plan, nor shall its assets or liabilities be transferred to any other plan, unless each Participant in this Plan would have immediately after the merger, consolidation or transfer (if the plan in question were then terminated) accounts which are equal to or greater in amount than his corresponding Accounts under this Plan had the Plan been terminated immediately before the merger, consolidation or transfer.

                  (c) Any Company Affiliate may, with the approval of the Board, adopt the Plan as a whole company or as to any one or more divisions effective as of the first day of any Plan Year by resolution of its own board of directors or agreement of its partners. Such Company Affiliate shall give written notice of such adoption to the Administrator and to the Trustee by its duly authorized officers.


                                   ARTICLE XVI

                            MISCELLANEOUS PROVISIONS


SECTION 16.1 - PURCHASE OF ANNUITIES

                  If an irrevocable commitment is purchased from an insurer to pay a Participant's benefit from the Vested amount credited to his Accounts under the Plan pursuant to Sections 10.3, 11.2 and 12.1, the obligation to pay the Participant's benefit shall pass from the Plan to the insurer for any payments to which he shall be entitled and not to the Company or Trust Fund.

SECTION 16.2 - IDENTIFICATION OF FIDUCIARIES

                  (a) The Administrator and any investment committee shall be named fiduciaries within the meaning of ERISA and, as permitted or required by law, shall have exclusive authority and discretion to control and manage the operation and administration of the Plan within the limits set forth in the Trust Agreement, subject to proper delegation.

                  (b) Such named fiduciaries and every person who exercises any discretionary authority or discretionary control respecting management of the Trust Fund or Plan, or exercises any authority or control respecting the management or disposition of the assets of the Trust Fund or Plan, or renders investment advice for compensation, direct or indirect, with respect to any moneys or other property of the Trust Fund or Plan or has authority or responsibility to do so, or has any discretionary authority or discretionary responsibility in the administration of the Plan, and any person designated by a named fiduciary to carry out fiduciary responsibilities under the Plan, shall be a fiduciary and, as such, shall be subject to provisions of the Plan, the Trust Agreement, ERISA and other applicable laws governing fiduciaries. Any person may act in more than one fiduciary capacity.

SECTION 16.3 - ALLOCATION OF FIDUCIARY RESPONSIBILITIES

                  (a) Fiduciary responsibilities under the Plan are allocated as follows:

                     (i) The sole power and discretion to manage and control the Plan's assets including, but not limited to, the power to acquire and dispose of Plan assets, is allocated to the Trustee, except to the extent that another fiduciary is appointed in accordance with the Trust Agreement with the power to control or manage (including the power to acquire and dispose of) assets of the Plan.

                     (ii) The sole duties, responsibilities and powers allocated to the Board shall be those expressly retained under Sections 15.1, 15.2 and 15.4.

                     (iii) The sole duties, responsibilities and powers allocated to the Company shall be those expressly retained under the Plan or the Trust Agreement.

                     (iv) All fiduciary responsibilities not allocated to the Trustee, the Board, the Company or any investment manager or investment committee are hereby allocated to the Administrator, subject to delegation in accordance with Section 14.1(a)(viii).

                  (b) Fiduciary responsibilities under the Plan (other than the power to manage or control the Plan's assets) may be reallocated among those fiduciaries identified as named fiduciaries in Section 16.2 by amending the Plan in the manner prescribed in Section 15.2, followed by such fiduciaries' acceptance of, or operation under, such amended Plan.

SECTION 16.4 - LIMITATION ON RIGHTS OF EMPLOYEES

                  The Plan is strictly a voluntary undertaking on the part of the Company and shall not constitute a contract between the Company and any Employee, or consideration for, or an inducement or condition of, the employment of an Employee. Except as otherwise required by law, nothing contained in the Plan shall give any Employee the right to be retained in the service of the Company or to interfere with or restrict the right of the Company, which is hereby expressly reserved, to discharge or retire any Employee at any time, without notice and with or without cause. Except as otherwise required by law, inclusion under the Plan will not give any Employee any right or claim to any benefit hereunder except to the extent such right has specifically become fixed under the terms of the Plan and there are funds available therefor in the hands of the Trustee. The doctrine of substantial performance shall have no application to Employees or Participants. Each condition and provision, including numerical items, has been carefully considered and constitutes the minimum limit on performance which will give rise to the applicable right.

SECTION 16.5 - LIMITATION ON ANNUAL ADDITIONS; TREATMENT OF
               OTHERWISE EXCESSIVE ALLOCATIONS

                  (a) In any Plan Year (which shall be the Plan's "limitation year" within the meaning of Treas. Reg. Section 1.415-2(b)), the Annual Addition of a Participant shall not exceed the least of

                     (i) twenty-five percent of such Participant's Statutory Compensation for such Plan Year,

                     (ii) $30,000.00 (or, if greater, one-quarter of the dollar limitation in effect under Code Section

         415(b)(1)(A)), or

                     (iii) the maximum allowed under Code Section 415 (utilizing the adjustments to the "defined contribution fraction" allowed by
         Section 1106(i)(4) of the Tax Reform Act of 1986 and Code Section 415(e)).

                  (b) If the Annual Addition of a Participant would exceed the limits of subsection (a) as a result of an allocation of forfeitures, a reasonable error in estimating a Participant's Statutory Compensation or under other limited facts and circumstances found justifiable by the Commissioner of Internal Revenue, it shall be reduced until it comes within such limits. Such reduction shall be accomplished by debiting the necessary amount from

                     (i)  his personal contributions for such Plan Year,

                     (ii) his allocation of Company contributions for such Plan Year to his Profit-Sharing Account,

                     (iii) his allocation of forfeitures for such Plan Year, and

                     (iv) his allocation of Company contributions for such Plan Year to his Qualified Account,

in such order. The portion of such amount attributable to his personal contributions (but excluding any income thereon) first shall, to the extent allowed by law, be refunded to him, and otherwise any necessary remainder (including any income on his personal contributions which were refunded to him under this paragraph) to the extent allowed by Section 403 of ERISA, shall be returned to the Company and recontributed for the applicable Account of the Participant in the first Plan Year in which allowed under subsection (a), or otherwise held in suspense hereunder and applied to the applicable Account of the Participant in the first Plan Year in which allowed under subsection (a). The balance, if any, of such reduction shall be allocated to the Profit-Sharing Accounts of persons who are Active Participants at the end of the Plan Year in proportion to their Compensation received while Active Participants in such Plan Year. If any Participant's Annual Addition would, due to such special allocation, exceed the limit of subsection (a), the excess shall be reallocated by a second special allocation, and so on as necessary to allocate such amounts within the limits of subsection (a). Any amounts which cannot be so allocated because of the limitations of subsection (a), shall be held in suspense and shall be allocated and reallocated in succeeding Plan Years, in the order of time, prior to the allocation of any Company or personal contributions.

                  (c) In the event the Plan is terminated while excess amounts are then held in suspense under subsection (b), such excess amounts shall be allocated and reallocated as provided in subsection (b), as of the day before the date of the termination as if such day were the last day of such Plan Year. Any amounts which cannot then be so allocated because of the limits of subsection (a) shall revert to the Company, as provided in the Trust Agreement.

SECTION 16.6 - GOVERNING LAW

                  The Plan and Trust shall be interpreted, administered and enforced in accordance with the Code and ERISA, and the rights of Participants, former Participants, Beneficiaries and all other persons shall be determined in accordance therewith; provided, however, that, to the extent that state law is applicable, the laws of the state of the residence of the Participant in question, or if none, the state in which the principal office of the Administrator is located shall apply.

SECTION 16.7 - GENDERS AND PLURALS

                  Where the context so indicates, the masculine pronoun shall include the feminine pronoun and the singular shall include the plural.

SECTION 16.8 - TITLES

                  Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan or Trust Agreement.

SECTION 16.9 - REFERENCES

                  Unless the context clearly indicates to the contrary, a reference to a statute, regulation or document shall be construed as referring to any subsequently amended, enacted, adopted or executed statute, regulation or document.

SECTION 16.10 - USE OF TRUST FUNDS

                  Under no circumstances shall any contributions to the Trust or any part of the Trust Fund be recoverable by the Company from the Trustee or from any Participant or former Participant, his Beneficiaries or any other person, or be used for or diverted to purposes other than for the exclusive purposes of providing benefits to Participants and their Beneficiaries; provided, however, that

                           (a) upon termination of the Plan or complete discontinuance of contributions thereto, any unallocated Company contributions or forfeitures being held in suspense because of the limitations of Section 415 of the Internal Revenue Code shall revert to the Company;

                           (b) the contributions of the Company to the Trust for all Plan Years shall be returned by the Trustee to the Company within one year in the event that the Commissioner of Internal Revenue initially fails to rule that the Plan and Trust are qualified and tax-exempt within the meaning of Code Sections 401 and 501, but only if such application for the determination is made by the time prescribed by law for filing the Company's return for the taxable year in which the Plan was adopted, or such later date as the Secretary of the Treasury may prescribe;

                           (c) the contribution of the Company for any Plan Year is hereby conditioned upon its being deductible by the Company for its fiscal year in which such contribution was made and, to the extent disallowed as a deduction under Code Section 404, such contribution shall be returned by the Trustee to the Company within one year after the final disallowance of the deduction by the Internal Revenue Service or the courts; and

                           (d) a contribution by the Company or a Participant by a mistake of fact shall be returned to the Company or to the Participant in question within one year after payment of the contribution was made.

                  Executed at New York, New York this ___ day of December, 1994.

                                      WORLD COLOR PRESS, INC.


                                      By
                                         ----------------------------
                                               Robert G. Burton
                                               Chairman of the Board,
                                               President and
                                               Chief Executive Officer

                                SIXTH AMENDMENT TO
                        THE ALDEN PRESS PROFIT-SHARING PLAN

         WHEREAS, the Alden Printing Company (formerly named Alden Press, Inc.), a corporation organized under the laws of the State of Delaware and a wholly-owned subsidiary of The Alden Press Company, by resolution of its Board of Directors adopted on June 30, 1964, adopted the Alden Press, Inc. Employees' Profit Sharing Plan (the "Plan") for the exclusive benefit of its eligible employees, effective as of June 30, 1964 and amended the Plan from time to time thereafter; and

         WHEREAS, World Color Press, Inc., a corporation organized under the laws of the State of Delaware (the "Company"), acquired substantially all the stock of The Alden Press Company and merged The Alden Press Company with and into The Alden Printing Company on May 7, 1993 and on February 15, 1994 merged The Alden Printing Company with and into the Company, and the Fifth Amendment to the Plan renamed the Plan as the "Alden Press Profit-Sharing Plan"; and

         WHEREAS, the Company ceased all Company contributions to and new participation in, the Plan as of January 1, 1997, and as of February 1, 1997, also ceased all contributions to Personal Accounts; and

         WHEREAS, effective as of January 1, 1997 former Participants and those employees who otherwise would have been eligible to become Participants in the Plan were permitted to participate in the World Color Press 401(k) Savings and Investment Plan; and

         WHEREAS, the Company wishes to amend the Plan in accordance with
Section 15.2;

         NOW THEREFORE, the Plan is hereby amended as follows:

         1. Effective as of January 1, 1997, the Plan shall be frozen as to participation, so that no individual shall become a Participant on or after such date, and accordingly, Section 2.1 of the Plan shall be deleted in its entirety.

         2. Effective as of February 1, 1997 no Participant shall be permitted to make any Personal Contributions to the Plan and accordingly,
Article III of the Plan shall be deleted in its entirety.

         3. Effective as of January 1, 1997, the Company shall not make any contributions to Profit-Sharing Accounts or Qualified Accounts under the Plan in respect of any period beginning after December 3, 1996, and accordingly,
Section 4.1 of the Plan shall be deleted in its entirety.

         4. Effective as of January 1, 1998, Section 5.3 of the Plan is hereby amended to read in its entirety as follows:

SECTION 5.3 - ALLOCATION OF FORFEITURES

         Amounts forfeited in any Plan Year beginning on or after January 1, 1998 under Sections 11.2(d)(iv), 12.3 and 14.8 from a Participant's Profit-Sharing Account, Personal Contributions Account and Qualified Account, if any, shall be applied to pay administrative expenses of the Plan as described in subsection 14.2(c).

         5. Effective as of January 1, 1998, paragraph 11.2(d)(iv) of the Plan is hereby amended to read in its entirety as follows:

                  (iv) Fourth, to the Plan, to be applied or allocated as described in Section 5.3.

         6. Effective as of January 1, 1998, the last sentence of subsection 12.3(a) is hereby amended to read in its entirety as follows:

Pending application or allocation under Section 5.3, forfeitures shall be held in suspense and shall not be commingled with amounts held in suspense under Section 16.5(b).

         7. Effective as of January 1, 1998, subsection 14.8(b) is hereby amended to read in its entirety as follows:

             (b) If, within one year after a Participant has a Separation from the Service, the Administrator, in the exercise of due diligence, has failed to locate him (or if such Separation from the Service is by reason of his death, has failed to locate the person entitled to his Vested Accounts under Section 11.2), his entire distributable interest in the Plan shall be forfeited and applied or allocated under Section 5.3; provided, however, that if the Participant (or in the case of his death, the person entitled thereto under Section 11.2) makes proper claim therefor, the amount so forfeited shall be restored to the Participant's Account or Accounts, as the case may be, applying forfeitures pending application and Company contributions including unallocated earnings and gains of the Trust Fund.

         Executed at Greenwich, Connecticut, this 27th day of December, 1998.

                                     WORLD COLOR PRESS, INC.



                                     By
                                       --------------------------------------
                                             Robert G. Burton
                                             Chairman of the Board
                                             and Chief Executive Officer